                              AMERICAN AADVANTAGE
                                 MILEAGE FUNDS
                                    [LOGO]
--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 April 30, 2001


[GRAPHIC OF GLOBE AND EAGLE]

                                                                    EQUITY FUNDS

                                                                   Balanced Fund
                                                            Large Cap Value Fund
                                                            Small Cap Value Fund
                                                       International Equity Fund


                                                                      BOND FUNDS

                                                          Intermediate Bond Fund
                                                            Short-Term Bond Fund




                           Managed by AMR Investments

                                 [AA EAGLE]

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.
Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.
AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.

Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as
its fixed income investments.

                                                Contents
                                                ------------------------------------------------

                                                President's Message.........................   1

                                                Market and Performance Overviews............   2


                                                Equity Portfolios

                                                   Balanced Portfolio.......................  26

                                                   Large Cap Value Portfolio................  34

                                                   Small Cap Value Portfolio................  38

                                                   International Equity Portfolio...........  43


                                                Bond Portfolios

                                                   Intermediate Bond Portfolio..............  47

                                                   Short-Term Bond Portfolio................  51


                                                Additional Information................Back Cover

American AAdvantage Mileage Funds                                 April 30, 2001

[BILL QUINN PICTURE]

                                                      FELLOW SHAREHOLDER:

                                                      We are pleased to present
                                                      you with the Semi-Annual
                                                      Report for the American
                                                      AAdvantage Mileage Funds
                                                      for the period ended April
                                                      30, 2001. The Dow Jones
                                                      Industrial Average, S&P
                                                      500 Index, and NASDAQ
                                                      Composite Index all
                                                      experienced losses, with
                                                      returns of -1.36%,
                                                      -12.07%, and -36.97%,
                                                      respectively for the
                                                      period.

                                                           Our multiple manager
                                                      and value-oriented
                                                      approach is designed to
                                                      protect investors capital,
                                                      especially in downward
                                                      markets. This approach
                                                      worked extremely well
during this period. Our Balanced Mileage Fund surpassed the -2.24% return of the Lipper Balanced Index with its 6.91% six-month return. The Large Cap Value Mileage Fund delivered 8.37% during this six-month period, compared to the 5.83% return of its respective benchmark, the Lipper Multi-Cap Value Index. Also of interest, the Small Cap Value Mileage Fund marched past its respective benchmark, the Russell 2000 Value Index. This Fund offered investors returns of 24.13% versus the Russell 2000 Value Index's return of 14.62% for the period.

     Our Intermediate Bond Mileage Fund posted a return of 5.97% for the period, while the Short-Term Bond Mileage Fund produced a 5.16% return.

     As we look ahead, investor anxiety seems to be easing thanks, in part to recent actions by the Federal Reserve. The Federal Reserves rate cuts should allow corporations to repair their balance sheets, cut borrowing cost and raise funds for expansion. However, we are not completely out of the woods yet. Layoffs will likely affect consumer confidence and spending over the next six months.

     We believe that as you review our performance in these ever-changing market conditions, you will appreciate our dedication to providing experienced, disciplined managers who understand the importance of protecting your investment in downward markets.

     As always, we thank you for your continued investment in the American AAdvantage Mileage Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Mileage Funds

DOMESTIC EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------

     The six-month fiscal period ended April 30, 2001 continued the trend of rotation away from technology and "New Economy" sectors that began in March 2000. During the period, there was a marked increase in earnings disappointments and downward revisions, particularly in the technology and telecommunication sectors. Investors responded by abandoning these stocks, which previously relied upon continued high growth rates to support their high valuations. Declining equity prices and rising energy and fuel costs amplified falling consumer confidence and lowered personal spending.

     Most major equity indices ended the six-month period in the red, with the S&P 500 Index down 12.1% and the NASDAQ Composite down a whopping 37.0%. Value stocks outperformed growth stocks, with investor sentiment shifting away from the technology sector and a momentum style of investing. The S&P 500 Barra Value Index returned -0.4% versus a return of -23.1% for the S&P 500 Barra Growth Index. Small cap value stocks were the best performing domestic asset class, with the Russell 2000 Value Index returning 14.6% versus a return of -17.3% for the Russell 2000 Growth Index for the six-month period.

     The broad U.S. equity markets actually began 2001 on an upbeat note as most of the major indices finished January in positive territory. The Federal Reserve's surprise 0.50% rate cut on January 3rd ignited a broad-based rally, which saw the S&P 500 Index rise 3.6% and the technology-laden NASDAQ Composite climb 12.3% for the month. Toward the end of January, however, earnings reports weakened consumer confidence. In response, the Fed lowered rates another 0.50% on January 31st. The "rally" in early January quickly ended, as indicated by February's NASDAQ decline of 22.4% and the 9.1% slide in the S&P 500 Index. Continued profit warnings and forthcoming corporate layoffs prompted the sell-off. Despite a third Fed Fund rate cut of 0.50% on March 20th, the broad market registered further declines, as equities could not overcome earnings shortfalls.

     Most market participants began April 2001 with a pessimistic outlook for the economy. Collapsing equity markets, plunging consumer confidence and lower than expected Fed Funds rate changes contributed to this negative outlook. The U.S.-China political standoff and the bankruptcy filing of Pacific Gas & Electric served as reminders of the "event" risk inherent in the markets. However, the fourth 0.50% reduction in the Fed Funds rate that occurred on April 18th, along with the report of higher than expected first quarter GDP growth, boosted the markets and led to a meaningful change in sentiment. The technology-laden NASDAQ Composite Index advanced 15.1% in April, while the S&P 500 Index and the S&P Barra Value Index gained 7.8% and 6.8%, respectively.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED MILEAGE FUND (SM)
--------------------------------------------------------------------------------

     The Balanced Mileage Fund's total return for the six months ended April 30, 2001 was 6.91%, significantly outperforming the Lipper Balanced Fund Index return of -2.24% for the period, as well as the 60/40 Barra Value/Lehman Brothers (LB) Gov/Credit Index benchmark return of 2.4%.

     Concerns about the depth and length of the current U.S. economic slowdown dominated the equity markets during most of the past 6 months. The Federal Reserve's initial 0.50% rate cut on January 3rd, sparked optimism that quick Fed action would moderate the economic downturn and hasten a recovery. As a result, the market rallied broadly in January, with many of last year's poorest performing stocks leading the upswing. There were a total of four 0.50% basis point cuts during the period and a seemingly endless stream of corporate profit warnings. Consequently, U.S. equity markets were volatile over the period and the broad markets suffered during February and March. However, in April, when the fourth rate cut occurred, market sentiment shifted into more positive territory. The most dramatic moves came from strong rebounds in the same securities that had fallen so sharply from their highs.

     The Balanced Fund performed very well, especially in such a difficult environment. As of April 30, 2001, the Fund's asset allocation was 59.0% equity, 36.1% fixed income, and 4.9% equitized cash. The Fund's fixed income investments slightly lagged the LB Gov/Credit Index return, mostly due to the Fund's overweighed position in mortgages. The mortgages sector suffered during the period from the decline in interest rates and increased pre-payments.

     Information technology added over 3.5% in relative performance to the Fund's equity segment versus the Barra Value Index through both underweighting and stock selection. While most information technology stocks were very weak during the period, overweighted positions in IBM (up 17.2%), Ikon Office Solutions (up 94.8%), and Dell Computer (up 47.3%) all contributed to the Fund's strong performance. Financial stocks held by the Fund also fared well, adding 1.8% of relative value compared to the S&P 500/Barra Value Index. Financial institution stocks that benefited from a more favorable interest rate environment included CIT Group (up 112.5%) and Washington Mutual (up 14.9%). Good stock selection in the energy sector also contributed positively to the Fund. The largest contributor in this sector was Occidental Petroleum (up 54.8%), after posting considerable gains as a result of its first quarter 2001 earnings report.

     The Fund's fundamental approach to finding value stocks has remained unchanged. Investors who remained committed to value outperformed during the past six-month period, as the market continued to favor reasonably priced companies. We anticipate that additional performance can be gained in the current market environment by keeping the Fund's focus on long-term value.

TOP TEN EQUITY HOLDINGS AS OF APRIL 30, 2001

                                               % OF EQUITIES
                                               -------------
Philip Morris Companies, Incorporated               3.1%
Verizon Communications, Incorporated                2.2%
Occidental Petroleum Corporation                    2.1%
Allstate Corporation                                1.9%
Bank of America Corporation                         1.8%
CitiGroup, Incorporated                             1.7%
Washington Mutual, Incorporated                     1.7%
Waste Management, Incorporated *                    1.7%
Entergy Corporation                                 1.6%
International Business Machines Corporation         1.6%
                                                  ------
        Total                                      19.4%
Top Ten Equity Holdings as % of Total Net
  Assets                                          11.53%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                                   S&P 500/
           EQUITY:                 FUND           BARRA VALUE
           -------             ------------      -------------
Price/Earnings Ratio                   17.0               19.8
Price/Book Ratio                        3.2                3.4
Wtd. Avg. Mkt. Cap ($)         40.7 Billion       66.1 Billion

                                                   LEHMAN
         FIXED INCOME:             FUND          GOV./CRED.
         -------------           --------        ----------
Avg. Credit Quality                Aa3              Aa1
Wtd. Avg. Duration               5.5 yrs.         5.5 yrs.

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                 FUND     BARRA VALUE INDEX
                                 -----    -----------------
Financials                       22.4%          24.6%
Industrials                      12.4%          11.0%
Consumer Discretionary           11.8%          12.3%
Energy                           11.4%          13.0%
Utilities                        10.4%           7.3%
Materials                         9.2%           4.7%
Telecommunication Services        6.2%          10.4%
Consumer Staples                  5.5%           4.3%
Health Care                       5.4%           2.4%
Information Technology            5.3%          10.0%

BOND SECTOR VS. LB GOV/CORP INDEX

                                                 LB GOV/
                                     FUND      CREDIT INDEX
                                     ----      ------------
Corporates                           55.5          41.2
Mortgage Backed                      19.6           0.0
U.S. Treasury                        17.7          41.6
Agency                                7.2          17.2

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE MILEAGE FUND (SM)
--------------------------------------------------------------------------------

     The Large Cap Value Mileage Fund's total return for the six months ended April 30, 2001 was 8.37%, outperforming the Lipper Multi-Cap Value Index return of 5.83% for the period.

     The past six months have been a volatile period for investors. The combination of weak economic data, significant easings by the Federal Reserve and an abundance of profit warnings drove investors to search for good buys and safe havens. When the dust settled, value again outperformed both growth and the overall markets during the six-month period, producing strong results for the Fund. The Large Cap Value Fund outperformed the S&P 500 Index return of -12.07% by over 20% and outperformed the S&P 500/Barra Value Index return of -0.4%.

     During the six-month period, the Fund added value relative to the S&P 500/Barra Value Index in 9 out of 10 sectors, primarily through stock selection. The technology sector was the worst performing sector, down 35.9% for the period. Despite the technology sector losses, the Fund's underweighting and positive stock selection combined to produce over 3% in relative outperformance versus the Index for the period. Some key stocks the Fund avoided were Nortel Networks (down 52.2%), JDS Uniphase (down 48.7%), Solectron (down 42.2%) and Gateway (down 63.2%). Positive stock choices within this sector included IBM (up 17.2%), Ikon Office Solutions (up 94.8%), and Dell Computer (up 47.3%), all contributing to the Fund's outperformance.

     In the financial sector, the Fund added 1.8% of relative value through stock selection. The Fund avoided American Express (down 8.4%), underweighted CitiGroup (down 6.1%) and Morgan Stanley Dean Witter (down 21.2%), and overweighted CIT Group (up 112.5%) and Washington Mutual (up 14.9%).

     As long-term investors, our managers continue to focus on the fundamentals and the long-term prospects of the companies held in the portfolio. We are pleased that our disciplined investment style continues to reward our shareholders.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Philip Morris Companies, Incorporated                  2.54%
Verizon Communications, Incorporated                   2.02%
Washington Mutual, Incorporated                        1.77%
Allstate Corporation                                   1.75%
Occidental Petroleum Corporation                       1.74%
Bank of America Corporation                            1.63%
International Business Machines Corporation            1.62%
Waste Management, Incorporated *                       1.44%
ITT Industries, Incorporated                           1.41%
CitiGroup, Incorporated                                1.40%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                            FUND        S&P 500/BARRA VALUE
                        ------------    -------------------
Price/Earnings Ratio            17.0               19.8
Price/Book Ratio                 3.3                3.4
Wtd. Avg. Mkt. Cap ($)  41.2 Billion       66.1 Billion

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                 FUND     BARRA VALUE INDEX
                                 -----    -----------------
Financials                       22.0%          24.6%
Industrials                      13.1%          11.0%
Energy                           11.5%          13.0%
Consumer Discretionary           10.6%          12.3%
Utilities                        10.3%           7.3%
Materials                         8.8%           4.7%
Telecommunication Services        6.2%          10.4%
Health Care                       6.1%           2.4%
Information Technology            6.0%          10.0%
Consumer Staples                  5.4%           4.3%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE MILEAGE FUND (SM)
--------------------------------------------------------------------------------

     The Small Cap Value Mileage Fund's total return for the six months ended April 30, 2001 was 24.13%. The Fund considerably outperformed the Lipper Small Cap Value Index return of 12.51% and the Russell 2000 Value Index return of 14.62%.

     The past six months saw a continuation of last year's "small is beautiful" trend. This was in sharp contrast to the tech-dominated growth period prior to March 2000, when small capitalization value stocks were ignored and reached historically low valuation levels versus the overall U.S. equity market. Despite the market volatility during the fiscal period, small cap value stocks were the best performing asset class. The valuations of these stocks, already at realistic levels, withstood the downward pressure from earning warnings and the bursting of the growth oriented bubble. As investors renewed their interest in solid companies with profits and attractive valuations, the Fund's holdings have performed well.

     The Fund added value as compared to the Russell 2000 Value Index in all sectors during the six-month period. Despite market turbulence, the Fund's holdings in consumer discretionaries, financials and technology provided some of the strongest contributions, each adding over 2% in relative returns. The consumer discretionary sector was the top contributor for the period with 5.0% in overall relative outperformance. Some of the key overweighted positions in this sector were Pulte (up 40.7%), Furniture Brands (up 34.3%) and Genesco (up 61.1%).

     Stock returns over the past six months confirm that valuation does matter. We believe small cap value stocks remain a good investment due to their attractive valuations.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Brunswick Corporation                                  2.36%
Mandalay Resort Group                                  2.23%
Deluxe Corporation                                     2.09%
Standard Pacific Corporation                           1.81%
US Freightways Corporation                             1.79%
U.S. Treasury Bill, 4.45%, Due 6/14/2001               1.76%
R G S Energy Group, Incorporated                       1.74%
Topps, Incorporated                                    1.55%
Valassis Communications, Incorporated                  1.28%
Pulte Corporation                                      1.22%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                FUND       RUSSELL 2000 VALUE
                            ------------   ------------------
Price/Earnings Ratio               11.1             18.2
Price/Book Ratio                    1.9              2.0
Wtd. Avg. Mkt. Cap ($)      1.1 Billion      1.0 Billion

EQUITY WEIGHTINGS SECTOR VS. RUSSELL 2000(R) VALUE INDEX(1)

                                                  RUSSELL
                                                   2000
                                       FUND     VALUE INDEX
                                       -----    -----------
Consumer Discretionary                 31.0%       17.7%
Industrials                            22.0%       15.2%
Financials                             16.3%       31.6%
Information Technology                  8.9%        4.5%
Materials                               7.8%        7.6%
Utilities                               4.9%        8.9%
Consumer Staples                        3.1%        4.7%
Energy                                  3.0%        2.9%
Health Care                             3.0%        6.6%
Telecommunication Services              0.0%        0.3%

(1) Russell 2000(R) Value Index is a service mark of the Frank Russell Company.

INTERNATIONAL EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------

     Returns for investors in the international and emerging markets disappointed as evidence mounted that the U.S. economy, the world's largest, had slowed significantly and would hamper world growth as profit warnings became a regular occurrence. The developed international markets, as measured by the MSCI EAFE Index, ended the six-month fiscal period down 8.0% in U.S. dollar terms. The emerging markets, as measured by the MSCI EMF Index, fell 7.3% for the same period. The markets continued to be driven by valuation consideration with value stocks minimizing investors' downside as evidenced by the EAFE Value Index return -2.7% versus a return of -13.4% for the EAFE Growth Index.

     During much of the fiscal period, growth slowed in most developed and emerging markets while inflation concerns in the Euro zone emerged. Most countries in the Euro zone reported inflation above the European Central Bank's
(ECB) two percent target. In December, the Euro, after weakening throughout much of 2000 and despite slowing growth in Europe, rebounded more than 10% off its November lows, owing to a faulty perception that Europe would be viewed as a safe haven from the impending U.S. slowdown.

     During the first three months of 2001, international markets took their cue from the U.S. equity markets, as investors faced renewed worries about the extent of the global economic slowdown. Investors widely expected the ECB to cut interest rates, since there were slowing growth forecasts. As of the end of March, the ECB was the only significant central bank in the developed markets not to cut rates despite inflation above its target level. Higher energy prices and a weaker Euro all contributed to higher inflation. In Germany, the government passed pension reform legislation, albeit in a weaker form than previously hoped, as they struggled to reform and streamline the country's labor system. The United Kingdom was dominated by the outbreak of foot-and-mouth disease, which decimated the farming industry. The outbreak also had knock-on effects on the tourism industry as travelers avoided rural areas or the U.K. entirely. In Japan, the Bank of Japan returned to a zero interest rate policy in late March as it became clear that the economy had slipped back into a deflationary cycle. Japan is the first major economy to experience true deflation since the 1930's. As feared last quarter, Japan's third quarter GDP growth estimate was revised down to -2.4%, setting the stage for a renewed recession.

     During the last six weeks of the period, international stocks rebounded, dramatically driven by global rate cuts and signs that corporate earnings had finally begun to stabilize. The string of earnings shortfall announcements began to abate as technology and telecommunications stocks, which were particularly hard hit during the earlier months of 2001, led the rally. Even with its recent gains, the technology sector remains significantly behind the EAFE Index for the year. Cyclical industries also rallied on expectations that rate cuts would lead to improved economic conditions in the future. Conversely, sectors viewed as economically defensive, such as consumer staples and health, lagged in this environment. Separately, in Japan, the election of a new Prime Minister triggered a rally on increased hopes for economic reform, as banks would be forced to write off non-performing loans and government borrowing would be limited.

     Despite the negative performance for the period, the aggressive easing by central banks and late rally has buoyed investor sentiment. Our managers believe economic growth may strengthen later in the year as interest rate cuts take full effect.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND(SM)
--------------------------------------------------------------------------------

     The International Equity Mileage Fund's total return for the six months ended April 30, 2001 was -0.72%. On a relative basis, the Fund significantly outperformed the Lipper International Fund Index return of -8.35% and the MSCI EAFE Index total return of -8.02%.

     The market weakness of 2000 persisted into 2001, as signs of an economic slowdown continued in the United States and Europe. European equity markets fell as the U.S. economic slowdown deepened and investors acted on the belief that the U.S. situation would eventually impact European companies. However, market sentiment changed towards the end of the period as most central banks lowered interest rates, although the European Central Bank remained on the sidelines, focusing more on price stability than on growth. In mid-March, the U.S. cut interest rates by an additional 0.50% and Japan returned to 0% interest rates. April saw international stocks rebound dramatically from past weakness on signs that corporate earnings had finally begun to stabilize.

     Technology and telecommunication stocks underperformed early in the period as many "old economy" companies curtailed capital expenditures in technology. In addition, debt from buying 3G licenses continued to hamper many of the telecommunication companies. These sectors staged a comeback and led a 6-week rally at the end of the period, although recent gains remain significantly behind the EAFE Index for the year.

     The Fund's managers added value through strong stock selection by avoiding some large cap, high P/E names. These included technology companies such as Ericsson (down 51.2%) and Nokia (down 18.7%). Additionally, by avoiding telecommunication companies like Deutsche Telekom (down 31.0%), France Telecom (down 30.4%) and Vodafone (down 26.9%) the managers contributed to the Fund's relative value as compared to the MSCI EAFE Index for the six-month period.

     The Fund's managers overweighted traditional value sectors such as industrials, utilities, materials and financials. Some of the stocks that did particularly well included UPM Kymmene, a Finnish paper company (1.3% of the Fund's assets, and up almost 17%) and ENI, an Italian oil and gas concern (1.4% of the Fund's assets, and up over 26%). Clearly, the value arena was the place to be throughout the period.

     While we are aware of the strong swings in market sentiment, we believe that the Fund is well positioned for the long term. The value style of the Fund's investment advisors leads them to invest in well-managed businesses with strong cash flow and modest debt levels. We believe that maintaining our disciplined fundamental approach will continue to deliver strong relative performance.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Aventis SA                                              2.3%
Total Fina ELF                                          1.9%
Philips Electronics NV                                  1.8%
Ing Groep NV                                            1.7%
Telefonica SA                                           1.7%
E On Ag                                                 1.5%
Akzo Nobel NV                                           1.5%
BAE Systems                                             1.5%
ENI                                                     1.4%
Repsol YPF SA                                           1.4%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                      FUND         MSCI EAFE
                                  ------------    ------------
Price/Earnings Ratio                      17.5            24.0
Price/Book Ratio                           2.9             3.5
Wtd. Avg. Mkt. Cap ($)            26.8 Billion    48.5 Billion

EQUITY SECTOR WEIGHTINGS VS. EAFE INDEX

                                       FUND     EAFE INDEX
                                       -----    ----------
Financials                             26.8%      25.4%
Consumer Discretionary                 13.6%      14.7%
Industrials                            11.9%       9.7%
Materials                               8.8%       5.0%
Telecommunication Services              8.3%       9.8%
Health Care                             7.5%       8.9%
Energy                                  6.8%       6.8%
Utilities                               6.2%       4.0%
Consumer Staples                        5.8%       6.8%
Information Technology                  3.4%       8.9%
Other                                   0.9%

                    COUNTRY ALLOCATION AS OF APRIL 30, 2001

COUNTRY ALLOCATION CHART

COUNTRY ALLOCATION AS OF APRIL 30, 2001*

                                             FUND     EAFE
                                             -----    -----
  France                                      9.4%    11.5%
  Germany                                     7.8%     8.7%
  Netherlands                                 6.9%     5.6%
  Spain                                       4.5%     3.2%
  Italy                                       3.3%     4.7%
  Ireland                                     2.2%     0.7%
  Finland                                     2.3%     2.3%
  Portugal                                    1.0%     0.5%
  Austria                                     0.4%     0.2%
  Belgium                                     0.0%     0.9%
                                             -----    -----
EURO                                         37.8%    38.3%
UK                                           20.6%    21.4%
  Switzerland                                 6.1%     6.6%
  Sweden                                      3.2%     2.3%
  Norway                                      1.4%     0.5%
  Denmark                                     0.2%     0.9%
                                             -----    -----
OTHER NON-EURO                               10.9%    10.3%
JAPAN                                        15.7%    24.0%
  Hong Kong                                   3.0%     2.1%
  Singapore                                   2.6%     0.9%
  Australia                                   3.7%     2.9%
  New Zealand                                 1.5%     0.1%
  South Korea                                 0.6%     0.0%
  Malaysia                                    0.2%     0.0%
                                             -----    -----
OTHER ASIA                                   11.6%     6.0%
  Mexico                                      0.6%     0.0%
  Canada                                      2.8%     0.0%
                                             -----    -----
OTHER                                         3.4%     0.0%

* Allocations based upon Gross Investments in Portfolio.

U.S. FIXED INCOME MARKET OVERVIEW
--------------------------------------------------------------------------------

     During the six-month period ended April 30, 2001, the Federal Reserve Bank began aggressively reducing interest rates in response to a rapidly slowing U.S. economy. The Federal Funds rate was reduced by 2.00% (to 4.50%) in a series of four 50 basis point increments. Two of the interest rate cuts were announced during unscheduled Federal Open Markets Committee (FOMC) meetings, which highlights Chairman Greenspan's concern over the pace of economic deterioration. Specifically, the Fed's actions were a response to the rapid decline in corporate profitability, the sharp reduction in capital spending, and the deterioration of personal equity wealth.

     As a result of rapidly declining short-term interest rates, the treasury yield curve became positively sloped with long Treasury maturities yielding higher than short Treasury maturities. Due to the decline in interest rates and corresponding rise in security prices, short-term maturities outperformed their longer-term counterparts, even after adjusting for the difference in maturity, as reflected in the yield curve chart below.

                          [U.S. TREASURY YIELD CHART]
     The Federal Reserve Bank's bold response to the weak economic data gave fixed-income market participants confidence in the near-term outlook for corporate credit risk. The yield difference between U.S. Treasuries and corporate bonds, which reached unusually wide levels at the end of 2000, declined during the first quarter of 2001. The drop in yield spreads implied that investors required relatively less risk premium for holding non-Treasury securities. The reduction in short-term rates may take several months to work its way through the economy, but investors are giving the Fed the benefit of the doubt in the meantime.

     Although corporate risk premiums have declined from their recent highs, the level is still greater than that reached during the financial meltdown of 1998, as the chart below demonstrates. The abnormally wide level exists due to uncertainty surrounding the state of the U.S. economy and to prospects for a substantial reduction in the amount of U.S. treasury debt outstanding.

                                 [SPREAD CHART]

     Within individual sectors of the fixed-income markets, corporate securities provided the highest total return followed by asset-backed and agency securities, as investors' demand for credit risk increased. Mortgage-backed securities suffered slightly from an increase in refinancing activity. Despite the declining interest rate environment, U.S. Treasuries provided the lowest total return (see table below) as investors shunned these securities for other higher yielding alternatives.

                                   TOTAL RETURNS
                                -------------------
                                   PERIODS ENDED
                                      4/30/01
                                -------------------
            SECTOR              6 MONTH    12 MONTH
            ------              -------    --------
US Treasury                      5.13%      10.91%
US Agency                        6.47%      12.94%
Mortgage Backed                  6.10%      12.72%
Corporate                        7.29%      13.04%
Asset Backed                     6.90%      12.81%
---------------------------------------------------
CREDIT RATING
Aaa                              7.13%      13.59%
Aa                               7.82%      14.23%
A                                7.38%      13.04%
Baa                              6.89%      12.25%

(source: Lehman Brothers)

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND MILEAGE FUND (SM)
--------------------------------------------------------------------------------

     During the six-month period ended April 30, 2001, the Intermediate Bond Mileage Fund returned 5.97%, as compared to the Lipper Intermediate Investment Grade Debt Fund Index return of 6.32% and the Lehman Brothers (LB) Aggregate Index return of 6.22%.

     The major themes during this period were rapidly declining short-term rates, improving corporate bond fundamentals, and accelerating home mortgage refinancing. Within the corporate sector, lower quality, BBB- rated bonds outperformed their higher-rated counterparts for the first time in the past year. The impetus for this trend was the belief that the Fed would provide enough support to pull the economy out of its slump.

     Improving fundamentals allowed corporates to produce the highest sector returns in the LB Aggregate Index during the period at 6.9%. Within the corporate sector, industrials and financials led the pack, as retailers and auto parts manufacturers were buoyed by the stimulative interest rate environment, while financial institutions benefited from the steepening yield curve. Towards the end of 2000, the Fund was underweighted in corporate bonds in response to initial signs of economic slowdown. However, this sector recovered rapidly, and the Fund's underweighting resulted in slight underperformance of its benchmark.

     Within the Treasury sector, the Fund's overweighted position detracted from relative performance as Treasuries produced the lowest returns of the major fixed-income sectors. Weakening economic fundamentals seemed to favor the safety of Treasury securities; however, investors were enticed by yields in other sectors. In addition, the Fund maintained a slightly longer average maturity in Treasury securities, which caused the Fund to underperform as the yield curve steepened.

     The Fund was slightly underweighted in mortgage-backed securities, which helped reduce exposure to the increase in mortgage prepayment activity. With the substantial decline in interest rates, homeowners refinanced into lower-rate mortgages, which put pressure on existing mortgage securities. Within the LB Aggregate Index, the second lowest total return during the period belonged to the mortgage-backed sector at 6.1%, behind U.S. Treasuries, which returned 5.0%.

     Going forward, we believe short-term interest rates are likely to remain low or decline further, while longer-term rates remain in their range. Slow economic growth has put a damper on corporate profitability; however, there are signs that the corporate sector may have reached bottom. We will continue to monitor the corporate sector for opportunities to potentially increase the Fund's exposure.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

United States Treasury Note, 6.75%, Due 5/15/2005      6.08%
United States Treasury Note, 5.75%, Due 8/15/2010      4.19%
Federal National Mortgage Association Pool #563569,
        7.00%, Due 12/1/2030                           3.48%
United States Treasury Note, 6.625%, Due 5/15/2007     2.82%
United States Treasury Note, 5.75%, Due 8/15/2003      2.50%
Federal Home Loan Mortgage Corporation, 6.25%,
        Due 7/15/2004                                  2.20%
United States Treasury Bond, 10.75%, Due 2/15/2003     2.17%
Federal National Mortgage Association, 6.625%,
        Due 9/15/2009                                  1.77%
United States Treasury Bond, 8.125%, Due 8/15/2019     1.58%
United States Treasury Bond, 6.125%, Due 11/15/2027    1.50%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                                     LEHMAN
                                           FUND     AGGREGATE
                                          -------   ---------
Average Credit Quality                      Aa1       Aa1
Weighted Average Duration                 4.6 yrs   4.7 yrs
Weighted Average Coupon                    7.0%       7.0%

BOND SECTOR VS. LB AGGREGATE INDEX

                               FUND     LB AGGREGATE INDEX
                               -----    ------------------
Agency                          6.3%          10.6%
Asset Backed                    0.0%           1.9%
Corporates                     37.1%          25.2%
Mortgage Backed                27.7%          36.9%
Treasury                       28.9%          25.4%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND MILEAGE FUND(SM)
--------------------------------------------------------------------------------

     During the six-month fiscal period ended April 30, 2001, the Short-Term Bond Mileage Fund returned 5.16%, outperforming the Linked Lipper Investment Grade benchmark return of 5.01%.

     The fiscal period was rather dramatic for the short end of the yield curve. The Federal Reserve Bank lowered the Fed Funds rate by a total of 2.00%, (to 4.50%) in response to a dramatically slowing economy.

     Given these large interest rate moves, the Fund's longer weighted average maturity played the most important role in determining total returns during the six-month period. The Fund maintained its average maturity long of the benchmark in order to lock-in the higher rates that were available at the end of last year.

     Within the individual fixed-income sectors, corporate securities had the highest total return during the period. The Fed's aggressive action to support the economy made corporate bonds more attractive to investors for the additional yield premium available. Further, lower-rated corporate bonds outperformed higher-rated bonds, as investors became more comfortable with credit risk. The Fund maintained its overweighted position in corporate bonds, with concentrations primarily in the industrial and financial sectors. Cyclical industrial sectors improved in anticipation of accelerating economic growth at the end of 2000, while the finance sector benefited from the lower cost of short-term financing. As long as the outlook for yield premiums in corporate securities remains positive, the Fund will strive to maintain its overweighted position during the upcoming quarter.

     Overall, it appears the Fed is not satisfied with the pace of economic growth and will likely continue lowering interest rates during 2001. As long as these conditions prevail, the Fund's weighted average maturity will continue to be longer than the benchmark maturity. Economic activity reported during the second quarter will offer the first glimpse of how well the economy is responding to the Fed's activity. We will be monitoring the markets closely to find value in the new, lower interest rate environment.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Federal Home Loan Mortgage Corporation, 5.25%,
        Due 2/13/2004                                  7.14%
Federal Home Loan Mortgage Corporation, 6.50%,
        Due 11/15/2005                                 4.44%
Fort James Corporation, 8.375%, Due 11/15/2001         4.31%
Federal Home Loan Mortgage Corporation, 5.95%,
        Due 1/19/2006                                  3.92%
Occidental Petroleum Corporation, 6.75%,
        Due 11/15/2002                                 3.62%
FNMA, Pool #313430, 6.50%, Due 3/1/2012                3.17%
FHLMC Pool #E44213, 7.00%, Due 1/1/2008                2.96%
Ford Credit Auto Owner Trust, 7.07%, 4/15/2004         2.93%
FNMA, Pool #050952, 6.50%, Due 12/1/2008               2.75%
Union Oil Company of California, 6.375%,
        Due 2/1/2004                                   2.72%
Cendant Corporation, 7.75%, Due 12/1/2003              2.27%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                                      MERRILL
                                                       LYNCH
                                             FUND      1-3YR
                                            -------   -------
Average Credit Quality                        Aa3       Aaa
Weighted Average Duration                   2.2 yrs   1.8 yrs
Weighted Average Coupon                      6.6%      6.2%

AMERICAN AADVANTAGE MILEAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                                                             SHORT-
                                                     LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE     TERM
                                          BALANCED     VALUE       VALUE        EQUITY           BOND         BOND
                                          --------   ---------   ---------   -------------   ------------   --------
                                                      (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
ASSETS:
    Investment in Portfolio, at value...  $ 2,442    $  5,741     $   158      $  4,786        $   149      $  1,061
    Receivable for fund shares sold.....        -           -           1             -              -             -
    Receivable for expense reimbursement
      (Note 2)..........................        4           -           -             -              7             5
    Deferred organization costs, net....        -           -           -             1              -             -
                                          --------   --------     -------      --------        -------      --------
        TOTAL ASSETS....................    2,446       5,741         159         4,787            156         1,066
                                          --------   --------     -------      --------        -------      --------

LIABILITIES:
    Payable for fund shares redeemed....        -           -           -            27              -             -
    Accrued organization costs..........        1           1           -             -              2             3
    Management fees payable (Note 2)....        -           1           1             1              -             -
    Other liabilities...................        6           8           9             2              2             3
                                          --------   --------     -------      --------        -------      --------
        TOTAL LIABILITIES...............        7          10          10            30              4             6
                                          --------   --------     -------      --------        -------      --------
NET ASSETS..............................  $ 2,439    $  5,731     $   149      $  4,757        $   152      $  1,060
                                          ========   ========     =======      ========        =======      ========

ANALYSIS OF NET ASSETS:
    Paid-in-capital.....................  $ 1,928    $  4,335     $   121      $  4,475        $   176      $  1,124
    Undistributed net investment
      income............................       12          14           1            65              -             -
    Accumulated net realized gain
      (loss)............................      772       1,205         (42)         (108)           (39)          (60)
    Unrealized net appreciation
      (depreciation) of investments,
      futures contracts and foreign
      currency..........................     (273)        177          69           325             15            (4)
                                          --------   --------     -------      --------        -------      --------
NET ASSETS..............................  $ 2,439    $  5,731     $   149      $  4,757        $   152      $  1,060
                                          ========   ========     =======      ========        =======      ========
Shares outstanding (no par value).......  136,903     281,635      12,096       307,563         15,302       112,929
                                          ========   ========     =======      ========        =======      ========
Net asset value, offering and redemption
  price per share.......................  $ 17.82    $  20.35     $ 12.32      $  15.47        $  9.96      $   9.39
                                          ========   ========     =======      ========        =======      ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
STATEMENTS OF OPERATIONS
Six months ended April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                   LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                                        BALANCED     VALUE       VALUE        EQUITY           BOND          BOND
                                        --------   ---------   ---------   -------------   ------------   ----------
                                                                       (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED FROM
  PORTFOLIO:
    Interest income...................    $ 34       $  7         $ 1          $  8             $4           $30
    Dividend income (net of foreign
      taxes of $1, $1 and $22 in
      Balanced, Large Cap Value and
      International Equity Funds).....      18         66           1            47              -             -
    Income derived from securities
      lending, net....................       -          -           -             2              -             -
    Income derived from commission
      recapture.......................       -          -           -             -              -             -
    Portfolio expenses................      (4)        (9)         (1)          (12)             -            (1)
                                          ----       ----         ---          ----             --           ---
        NET INVESTMENT INCOME
          ALLOCATED FROM PORTFOLIO....      48         64           1            45              4            29
                                          ----       ----         ---          ----             --           ---
FUND EXPENSES:
    Management fees (Note 2)..........       3          7           -             6              -             1
    Transfer agent fees...............       -          1           -             3              -             -
    Professional fees.................       -          1           -             2              -             1
    Registration fees and expenses....       6          6           3             6              6             6
    Distribution fees.................       3          7           -             6              -             1
    Other expenses....................       3          6           -             8              -             2
                                          ----       ----         ---          ----             --           ---
        TOTAL FUND EXPENSES...........      15         28           3            31              6            11
                                          ----       ----         ---          ----             --           ---
        Less reimbursement of fund
          expenses (Note 2)...........       4          2           3             4              6             9
                                          ----       ----         ---          ----             --           ---
        NET FUND EXPENSES.............      11         26           -            27              -             2
                                          ----       ----         ---          ----             --           ---
NET INVESTMENT INCOME.................      37         38           1            18              4            27
                                          ----       ----         ---          ----             --           ---
REALIZED AND UNREALIZED GAIN (LOSS)
  ALLOCATED FROM PORTFOLIO:
    Net realized gain (loss) on
      investments, futures contracts,
      and foreign currency
      transactions....................     (16)       (46)          5            48              2             1
    Change in net unrealized
      appreciation or depreciation of
      investments, futures contracts,
      and foreign currency
      translations....................     135        451          22           (99)             3            15
                                          ----       ----         ---          ----             --           ---
        NET GAIN (LOSS) ON
          INVESTMENTS.................     119        405          27           (51)             5            16
                                          ----       ----         ---          ----             --           ---
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...........    $156       $443         $28          $(33)            $9           $43
                                          ====       ====         ===          ====             ==           ===

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 BALANCED                               LARGE CAP VALUE
                                                    ----------------------------------         ----------------------------------
                                                      SIX MONTHS                                 SIX MONTHS
                                                        ENDED              YEAR ENDED              ENDED              YEAR ENDED
                                                    APRIL 30, 2001         OCTOBER 31,         APRIL 30, 2001         OCTOBER 31,
                                                     (UNAUDITED)              2000              (UNAUDITED)              2000
                                                    --------------         -----------         --------------         -----------
                                                                                   (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income.........................      $   37               $    99               $   38               $   135
    Net realized gain (loss) on investments,
      futures contracts, and foreign currency
      transactions................................         (16)                  (17)                 (46)                   87
    Change in net unrealized appreciation or
      depreciation of investments, futures
      contracts, and foreign currency
      translations................................         135                    (1)                 451                  (114)
                                                        ------               -------               ------               -------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS...............         156                    81                  443                   108
                                                        ------               -------               ------               -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income.........................         (98)                 (117)                (128)                 (146)
    Net realized gain on investments..............           -                   (35)                   -                  (843)
                                                        ------               -------               ------               -------
        DISTRIBUTIONS TO SHAREHOLDERS.............         (98)                 (152)                (128)                 (989)
                                                        ------               -------               ------               -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares.................          59                   138                   33                   200
    Reinvestment of dividends and distributions...          96                   148                  120                   940
    Cost of shares redeemed.......................        (184)               (1,087)                (315)               (2,923)
                                                        ------               -------               ------               -------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS..............         (29)                 (801)                (162)               (1,783)
                                                        ------               -------               ------               -------
NET INCREASE (DECREASE) IN NET ASSETS.............          29                  (872)                 153                (2,664)
NET ASSETS:
    Beginning of period...........................       2,410                 3,282                5,578                 8,242
                                                        ------               -------               ------               -------
    END OF PERIOD*................................      $2,439               $ 2,410               $5,731               $ 5,578
                                                        ======               =======               ======               =======
    *Includes undistributed net investment income
      of..........................................      $   12               $    73               $   14               $   104
                                                        ======               =======               ======               =======

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       SMALL CAP VALUE              INTERNATIONAL EQUITY            INTERMEDIATE BOND               SHORT-TERM BOND
-----------------------------   ----------------------------   ----------------------------   ----------------------------
  SIX MONTHS                      SIX MONTHS                     SIX MONTHS                     SIX MONTHS
     ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED
APRIL 30, 2001    OCTOBER 31,   APRIL 30, 2001   OCTOBER 31,   APRIL 30, 2001   OCTOBER 31,   APRIL 30, 2001   OCTOBER 31,
  (UNAUDITED)        2000        (UNAUDITED)        2000        (UNAUDITED)        2000        (UNAUDITED)        2000
---------------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
                                                      (IN THOUSANDS)



     $  1            $   1         $    18        $     58          $  4           $  18          $   27          $ 54


        5                2              48             637             2             (35)              1           (16)



       22                7             (99)           (506)            3              28              15             7
     ----            -----         -------        --------          ----           -----          ------          ----


       28               10             (33)            189             9              11              43            45
     ----            -----         -------        --------          ----           -----          ------          ----


       (1)              (1)              -             (60)           (4)            (18)            (27)          (54)

       (4)             (61)           (808)           (583)            -               -               -             -
     ----            -----         -------        --------          ----           -----          ------          ----

       (5)             (62)           (808)           (643)           (4)            (18)            (27)          (54)
     ----            -----         -------        --------          ----           -----          ------          ----


       56              632           5,810          30,565             4              16             252            20

        6               62             762             614             2               9              26            53

      (10)            (621)         (6,426)        (31,607)            -            (378)            (94)          (70)
     ----            -----         -------        --------          ----           -----          ------          ----


       52               73             146            (428)            6            (353)            184             3
     ----            -----         -------        --------          ----           -----          ------          ----

       75               21            (695)           (882)           11            (360)            200            (6)


       74               53           5,452           6,334           141             501             860           866
     ----            -----         -------        --------          ----           -----          ------          ----

     $149            $  74         $ 4,757        $  5,452          $152           $ 141          $1,060          $860
     ====            =====         =======        ========          ====           =====          ======          ====


     $  1            $   1         $    65        $     47          $  -           $   -          $    -          $  -
     ====            =====         =======        ========          ====           =====          ======          ====

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Mileage Funds (the "Trust") is organized as a Massachusetts business trust under the Investment Company Act of 1940 (the "Act"), as amended, as a no-load, open-end management investment company with ten separate series. The following series are included in this report: American AAdvantage Balanced Mileage Fund, American AAdvantage Large Cap Value Mileage Fund, American AAdvantage Small Cap Value Mileage Fund, American AAdvantage International Equity Mileage Fund, American AAdvantage Intermediate Bond Mileage Fund and American AAdvantage Short-Term Bond Mileage Fund (each a "Fund" and collectively the "Funds").

     Each Fund invests all of its investable assets in the corresponding portfolio of the AMR Investment Services Trust, an open-ended diversified management investment company. Each AMR Investment Services Portfolio (each a "Portfolio" and collectively the "Portfolios") has the same investment objectives as its corresponding Fund. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio.

                                                                    % OF PORTFOLIO
                                                                    HELD BY FUND AT
       AMERICAN AADVANTAGE:         AMR INVESTMENT SERVICES TRUST:  APRIL 30, 2001
       --------------------         ------------------------------  ---------------
Balanced Mileage Fund               Balanced Portfolio                   0.34%
Large Cap Value Mileage Fund        Large Cap Value Portfolio            0.72%
Small Cap Value Mileage Fund        Small Cap Value Portfolio            0.16%
International Equity Mileage Fund   International Equity Portfolio       0.46%
Intermediate Bond Mileage Fund      Intermediate Bond Portfolio          0.13%
Short-Term Bond Mileage Fund        Short-Term Bond Portfolio            1.51%

     The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Funds.

  Valuation of Investments

     Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of each Portfolio are allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. Dividends from net investment income of the Balanced, Large Cap Value, Small Cap Value and International Equity Mileage Funds normally will be declared and paid annually. The Intermediate Bond and the Short-Term Bond Mileage Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At April 30, 2001, capital loss carryforward positions for federal income tax purposes were as follows:

FUND                                                          AMOUNT     EXPIRES
----                                                          -------   ---------
Intermediate Bond...........................................  $29,251   2007-2008
Short-Term Bond.............................................   88,000   2004-2008

  Deferred Organization Expenses

     Expenses incurred by the International Equity, Intermediate Bond and Short-Term Bond Mileage Funds in connection with their organization are being amortized on a straight-line basis over a five-year period.

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund bears equally those expenses that are allocated to the Fund as a whole.

  Valuation of Shares

     The price per share is calculated separately for each Fund on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. Net asset value per share is computed by dividing the value of a Fund's total assets (which includes the value of the Fund's investment in its corresponding Portfolio), less liabilities, by the number of Fund shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds have not adopted this pronouncement. The Funds expect that the impact of the adoption of this principle will not be material to the Financial Statements.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Manager and the Trust entered into a Management Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Management Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Balanced, Large Cap Value, Small Cap Value, International Equity, Intermediate Bond and Short-Term Bond Mileage Funds.

  Distribution Plan

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, as compensation for distribution assistance, the Manager receives an annual fee of .25% of the average daily net assets of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. During the six months ended April 30, 2001, the Manager waived distribution fees totaling $2,986, $2,690, $166, $4,046, $185 and $1,096 for the Balanced, Large Cap Value,
Small Cap Value, International Equity, Intermediate Bond and Short-Term Bond Mileage Funds, respectively.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2001, the cost of air transportation was not material to any of the Portfolios.

  Reimbursement of Expenses

     In addition to waiving distribution fees, the Manager reimbursed expenses totaling $1,595, $2,595, $5,713 and $7,692 for the Balanced, Small Cap Value, Intermediate Bond and Short-Term Bond Mileage Funds, respectively during the six months ended April 30, 2001.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

3. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares of the Funds (in thousands):

Six Months Ended April 30, 2001

                                                               BALANCED       LARGE CAP VALUE   SMALL CAP VALUE
                                                             MILEAGE FUND      MILEAGE FUND      MILEAGE FUND
                                                            ---------------   ---------------   ---------------
                                                            SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT
                                                            ------   ------   ------   ------   ------   ------
Shares sold...............................................     3     $  59       2     $  33       5      $ 56
Reinvestment of dividends.................................     6        96       6       120       1         6
Shares redeemed...........................................   (11)     (184)    (16)     (315)     (1)      (10)
                                                             ---     -----     ---     -----      --      ----
Net increase (decrease) in capital shares outstanding.....    (2)    $ (29)     (8)    $(162)      5      $ 52
                                                             ===     =====     ===     =====      ==      ====

                                                              INTERNATIONAL      INTERMEDIATE       SHORT-TERM
                                                                  EQUITY             BOND              BOND
                                                               MILEAGE FUND      MILEAGE FUND      MILEAGE FUND
                                                             ----------------   ---------------   ---------------
                                                             SHARES   AMOUNT    SHARES   AMOUNT   SHARES   AMOUNT
                                                             ------   -------   ------   ------   ------   ------
Shares sold................................................    362    $5,810      0        $4       27      $252
Reinvestment of dividends..................................     49       762      0         2        3        26
Shares redeemed............................................   (399)   (6,426)     0         0      (10)      (94)
                                                              ----    -------     --       --      ---      ----
Net increase in shares outstanding.........................     12    $  146      0        $6       20      $184
                                                              ====    =======     ==       ==      ===      ====

Period Ended October 31, 2000

                                                                BALANCED       LARGE CAP VALUE    SMALL CAP VALUE
                                                              MILEAGE FUND       MILEAGE FUND      MILEAGE FUND
                                                            ----------------   ----------------   ---------------
                                                            SHARES   AMOUNT    SHARES   AMOUNT    SHARES   AMOUNT
                                                            ------   -------   ------   -------   ------   ------
Shares sold...............................................     9     $  138       11    $  200      64     $ 632
Reinvestment of dividends.................................     9        148       54       940     186        62
Shares redeemed...........................................   (67)    (1,087)    (158)   (2,923)    (69)     (621)
                                                             ---     -------    ----    -------    ---     -----
Net increase (decrease) in capital shares outstanding.....   (49)    $ (801)     (93)   $(1,783)   181     $  73
                                                             ===     =======    ====    =======    ===     =====

                                                               INTERNATIONAL      INTERMEDIATE       SHORT-TERM
                                                                  EQUITY              BOND              BOND
                                                               MILEAGE FUND       MILEAGE FUND      MILEAGE FUND
                                                             -----------------   ---------------   ---------------
                                                             SHARES    AMOUNT    SHARES   AMOUNT   SHARES   AMOUNT
                                                             ------   --------   ------   ------   ------   ------
Shares sold................................................  1,571    $ 30,565      2     $  16       2      $ 20
Reinvestment of dividends..................................     32         614      1         9       6        53
Shares redeemed............................................  (1,620)   (31,607)   (40)     (378)     (8)      (70)
                                                             ------   --------    ---     -----      --      ----
Net increase (decrease) in capital shares outstanding......    (17)   $   (428)   (37)    $(353)      -      $  3
                                                             ======   ========    ===     =====      ==      ====

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                     SIX MONTHS                       YEAR ENDED
                                       ENDED                          OCTOBER 31,
                                   APRIL 30, 2001   -----------------------------------------------
                                    (UNAUDITED)     2000(D)    1999      1998      1997     1996(A)
                                   --------------   -------   -------   -------   -------   -------
Net asset value, beginning of
  period(B)......................     $ 17.39       $ 17.50   $ 18.08   $ 18.32   $ 16.01   $ 13.97
                                      -------       -------   -------   -------   -------   -------
Income from investment
  operations:
    Net investment income(C).....        0.29          0.69      0.64      0.57      0.58      0.49
    Net gains (losses) on
      securities (both realized
      and unrealized)(C).........        0.87          0.03     (0.60)     0.93      2.44      1.65
                                      -------       -------   -------   -------   -------   -------
Total from investment
  operations.....................        1.16          0.72      0.04      1.50      3.02      2.14
                                      -------       -------   -------   -------   -------   -------
Less distributions:
    Dividends from net investment
      income.....................       (0.73)        (0.64)    (0.62)    (0.58)    (0.49)    (0.10)
    Distributions from net
      realized gains on
      securities.................           -         (0.19)        -     (1.16)    (0.22)        -
                                      -------       -------   -------   -------   -------   -------
Total distributions..............       (0.73)        (0.83)    (0.62)    (1.74)    (0.71)    (0.10)
                                      -------       -------   -------   -------   -------   -------
Net asset value, end of period...     $ 17.82       $ 17.39   $ 17.50   $ 18.08   $ 18.32   $ 16.01
                                      =======       =======   =======   =======   =======   =======
Total return.....................       6.91%         4.55%     0.13%     8.74%    19.52%    15.97%
                                      =======       =======   =======   =======   =======   =======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands).................     $ 2,439       $ 2,410   $ 3,282   $ 3,808   $ 3,437   $ 2,495
    Ratios to average net assets
      (annualized)(C):
         Expenses................       1.25%         1.25%     0.99%     0.99%     0.99%     1.01%
         Net investment income...       3.10%         3.68%     3.16%     3.16%     3.45%     3.58%
    Decrease reflected in above
      expense ratio due to
      absorption of expenses by
      the manager................       0.38%         0.43%     0.76%     0.75%     0.84%     1.92%

---------------

(A) Capital Guardian Trust Company was replaced by Brandywine Asset Management as an investment adviser to the Balanced Fund on April 1, 1996.

(B) The net asset value per share for the Balanced Mileage Fund has been adjusted for a stock split which occurred on November 1, 1995 in the ratio of 1.43169.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

(D) GSB Investment Management, Inc. was removed as an investment advisor to the Balanced Fund on March 1, 2000.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                            SIX MONTHS                       YEAR ENDED
                                              ENDED                          OCTOBER 31,
                                          APRIL 30, 2001   -----------------------------------------------
                                           (UNAUDITED)     2000(E)   1999(D)    1998      1997     1996(A)
                                          --------------   -------   -------   -------   -------   -------
Net asset value, beginning of
  period(B).............................      $19.23       $21.52    $23.43    $ 23.72   $ 19.35   $ 15.94
                                              ------       ------    ------    -------   -------   -------
Income from investment operations:
    Net investment income(C)............        0.14         0.49      0.39       0.45      0.31      0.34
    Net gains (losses) on securities
      (both realized and
      unrealized)(C)....................        1.43         0.10     (0.02)      0.92      4.87      3.16
                                              ------       ------    ------    -------   -------   -------
Total from investment operations........        1.57         0.59      0.37       1.37      5.18      3.50
                                              ------       ------    ------    -------   -------   -------
Less distributions:
    Dividends from net investment
      income............................       (0.45)       (0.43)    (0.39)     (0.39)    (0.34)    (0.09)
    Distributions from net realized
      gains on securities...............           -        (2.45)    (1.89)     (1.27)    (0.47)        -
                                              ------       ------    ------    -------   -------   -------
Total distributions.....................       (0.45)       (2.88)    (2.28)     (1.66)    (0.81)    (0.09)
                                              ------       ------    ------    -------   -------   -------
Net asset value, end of period..........      $20.35       $19.23    $21.52    $ 23.43   $ 23.72   $ 19.35
                                              ======       ======    ======    =======   =======   =======
Total return............................       8.37%        4.15%     1.32%      6.01%    27.60%    22.77%
                                              ======       ======    ======    =======   =======   =======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)........................      $5,731       $5,578    $8,242    $10,015   $12,513   $ 6,234
    Ratios to average net assets
      (annualized)(C):
         Expenses.......................       1.25%        1.24%     0.99%      0.98%     0.99%     1.00%
         Net investment income..........       1.40%        2.17%     1.53%      1.46%     1.78%     2.13%
    Decrease reflected in above expense
      ratio due to absorption of
      expenses by the manager...........       0.10%        0.13%     0.30%      0.23%     0.32%     0.88%

---------------

(A) Capital Guardian Trust Company was replaced by Brandywine Asset Management as an investment adviser to the Large Cap Value Fund on April 1, 1996.

(B) The net asset value per share for the Large Cap Value Mileage Fund has been adjusted for a stock split which occurred on November 1, 1995 in the ratio of 1.254705.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

(D) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

(E) GSB Investment Management, Inc. was removed as an investment adviser to the Large Cap Value Fund on March 1, 2000.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                            SIX MONTHS                       MARCH 1
                                              ENDED         YEAR ENDED         TO
                                          APRIL 30, 2001    OCTOBER 31,    OCTOBER 31,
                                           (UNAUDITED)         2000           1999
                                          --------------    -----------    -----------
Net asset value, beginning of period....     $ 10.42          $  9.95        $10.00
                                             -------          -------        ------
Income from investment operations:
    Net investment income (loss)(A).....        0.04            (0.10)         0.22
    Net gains (losses) on securities
      (both realized and
      unrealized)(A)....................        2.36             1.56         (0.27)
                                             -------          -------        ------
Total from investment operations........        2.40             1.46         (0.05)
                                             -------          -------        ------
Less distributions:
    Dividends from net investment
      income............................       (0.10)           (0.02)            -
    Distributions from net realized
      gains on securities...............       (0.40)           (0.97)            -
                                             -------          -------        ------
Total distributions.....................       (0.50)           (0.99)            -
                                             -------          -------        ------
Net asset value, end of period..........     $ 12.32          $ 10.42        $ 9.95
                                             =======          =======        ======
Total return............................      24.13%           16.38%         (0.50)%
                                             =======          =======        ======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)........................     $   149          $    74        $   53
    Ratios to average net assets
      (annualized)(A):
         Expenses.......................       1.49%            1.47%         1.51%
         Net investment income..........       1.27%            1.38%         0.45%
    Decrease reflected in above expense
      ratio due to absorption of
      expenses by the Manager...........       4.15%           30.80%         8.87%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                       SIX MONTHS                      YEAR ENDED
                                         ENDED                         OCTOBER 31,
                                     APRIL 30, 2001   ---------------------------------------------
                                      (UNAUDITED)      2000    1999(C)    1998     1997      1996
                                     --------------   ------   -------   ------   -------   -------
Net asset value, beginning of
  period(A)........................      $18.42       $20.17   $ 17.56   $17.67   $ 15.31   $ 13.15
                                         ------       ------   -------   ------   -------   -------
Income from investment operations:
    Net investment income(B).......        0.05         0.21      0.23     0.25      0.25      0.20
    Net gains (losses) on
      securities (both realized and
      unrealized)(B)...............       (0.15)        0.28      3.06     0.33      2.52      2.03
                                         ------       ------   -------   ------   -------   -------
Total from investment operations...       (0.10)        0.49      3.29     0.58      2.77      2.23
                                         ------       ------   -------   ------   -------   -------
Less distributions:
    Dividends from net investment
      income.......................           -        (0.21)    (0.25)   (0.27)    (0.18)    (0.07)
    Distributions from net realized
      gains on securities..........       (2.85)       (2.03)    (0.43)   (0.42)    (0.23)        -
                                         ------       ------   -------   ------   -------   -------
Total distributions................       (2.85)       (2.24)    (0.68)   (0.69)    (0.41)    (0.07)
                                         ------       ------   -------   ------   -------   -------
Net asset value, end of period.....      $15.47       $18.42   $ 20.17   $17.56   $ 17.67   $ 15.31
                                         ======       ======   =======   ======   =======   =======
Total return.......................       (3.96)%      1.84%    19.27%    3.49%    18.44%    16.58%
                                         ======       ======   =======   ======   =======   =======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)...................      $4,757       $5,452   $ 6,334   $5,356   $ 5,219   $ 3,387
    Ratios to average net assets
      (annualized)(B):
         Expenses..................       1.49%        1.41%     1.41%    1.47%     1.47%     1.48%
         Net investment income.....       0.71%        0.91%     1.23%    1.32%     1.61%     1.63%
    Decrease reflected in above
      expense ratio due to
      absorption of expenses by the
      Manager......................       0.15%        0.01%     0.08%    0.18%     0.21%     1.23%

---------------

(A) The net asset value per share for the International Equity Mileage Fund has been adjusted for a stock split which occurred on November 1, 1995 in the ratio of 1.520913.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

(C) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management and Independence Investment Associates on March 1, 1999.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                         SIX MONTHS       YEAR ENDED
                                                           ENDED          OCTOBER 31,        MARCH 2,
                                                       APRIL 30, 2001   ---------------   TO OCTOBER 31,
                                                        (UNAUDITED)      2000     1999         1998
                                                       --------------   ------   ------   --------------
Net asset value, beginning of period.................      $ 9.66       $ 9.72   $10.40      $  10.00
                                                           ------       ------   ------      --------
Income from investment operations:
    Net investment income(A).........................        0.27         0.62     0.53          0.38
    Net gains (losses) on securities (both realized
      and unrealized)(A).............................        0.60        (0.06)   (0.67)         0.40
                                                           ------       ------   ------      --------
Total from investment operations.....................        0.87         0.56    (0.14)         0.78
                                                           ------       ------   ------      --------
Less distributions:
    Dividends from net investment income.............       (0.27)       (0.62)   (0.53)        (0.38)
    Distributions from net realized gains on
      securities.....................................       (0.30)           -    (0.01)            -
                                                           ------       ------   ------      --------
Total distributions..................................       (0.57)       (0.62)   (0.54)        (0.38)
                                                           ------       ------   ------      --------
Net asset value, end of period.......................      $ 9.96       $ 9.66   $ 9.72      $  10.40
                                                           ======       ======   ======      ========
Total return.........................................       5.97%        5.98%    (1.43)%       7.94%
                                                           ======       ======   ======      ========
Ratios and supplemental data:
    Net assets, end of period (in thousands).........      $  152       $  141   $  501      $     58
    Ratios to average net assets (annualized)(A):
         Expenses....................................       0.89%        0.89%    0.88%         0.87%
         Net investment income.......................       5.55%        6.36%    5.48%         5.53%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager..........       7.96%        2.35%    9.60%       116.08%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                           SIX MONTHS                     YEAR ENDED
                                             ENDED                        OCTOBER 31,
                                         APRIL 30, 2001   -------------------------------------------
                                          (UNAUDITED)      2000     1999    1998(A)    1997     1996
                                         --------------   ------   ------   -------   ------   ------
Net asset value, beginning of
  period(B)............................      $ 9.20       $ 9.29   $ 9.60   $ 9.60    $ 9.65   $ 9.83
                                             ------       ------   ------   ------    ------   ------
Income from investment operations:
    Net investment income(C)...........        0.33         0.58     0.55     0.60      0.61     0.59
    Net gains (losses) on securities
      (both realized and
      unrealized)(C)...................        0.19        (0.09)   (0.31)      --     (0.05)   (0.18)
                                             ------       ------   ------   ------    ------   ------
Total from investment operations.......        0.52         0.49     0.24     0.60      0.56     0.41
                                             ------       ------   ------   ------    ------   ------
Less distributions:
    Dividends from net investment
      income...........................       (0.33)       (0.58)   (0.55)   (0.60)    (0.61)   (0.59)
    Distributions from net realized
      gains on securities..............           -            -        -        -         -        -
                                             ------       ------   ------   ------    ------   ------
Total distributions....................       (0.33)       (0.58)   (0.55)   (0.60)    (0.61)   (0.59)
                                             ------       ------   ------   ------    ------   ------
Net asset value, end of period.........      $ 9.39       $ 9.20   $ 9.29   $ 9.60    $ 9.60   $ 9.65
                                             ======       ======   ======   ======    ======   ======
Total return...........................       5.16%        5.46%    2.61%    6.45%     5.90%    4.55%
                                             ======       ======   ======   ======    ======   ======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands).......................      $1,060       $  860   $  866   $1,494    $1,226   $1,168
    Ratios to average net assets
      (annualized)(C):
         Expenses......................       0.85%        0.85%    0.85%    0.85%     0.85%    0.86%
         Net investment income.........       6.05%        6.29%    5.78%    6.24%     6.37%    6.08%
    Decrease reflected in above expense
      ratio due to absorption of
      expenses by the Manager..........       2.00%        1.73%    1.52%    1.89%     2.16%    2.33%

---------------

(A) Prior to March 1, 1998, the American AAdvantage Short-Term Bond Mileage Fund was known as the American AAdvantage Limited-Term Income Mileage Fund.

(B) The net asset value per share for the Short-Term Bond Mileage Fund has been adjusted for a stock split which occurred on November 1, 1995 in the ratio of 2.034588.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 6.31%
U.S. TREASURY NOTES - 4.03%
6.75%, Due 5/15/2005...............   $ 2,345     $  2,507
5.75%, Due 11/15/2005..............       770          797
6.625%, Due 5/15/2007..............     3,590        3,870
6.125%, Due 8/15/2007..............     2,000        2,105
3.625%, Due 1/15/2008..............     5,405        5,549
5.625%, Due 5/15/2008..............     2,450        2,508
6.00%, Due 8/15/2009...............     7,000        4,435
6.00%, Due 8/15/2009...............     1,350        1,407
5.75%, Due 8/15/2010...............     5,995        6,146
                                                  --------
    TOTAL U.S. TREASURY
      NOTES........................                 29,324
                                                  --------
U. S. TREASURY BONDS - 2.28%
10.75%, Due 2/15/2003..............     2,560        2,839
7.50%, Due 11/15/2016..............       575          672
8.125%, Due 8/15/2019..............     1,460        1,823
6.375%, Due 8/15/2027..............     6,650        7,051
6.125%, Due 11/15/2027.............     1,130        1,161
7.75%, Due 4/15/2029...............     2,829        3,009
                                                  --------
    TOTAL U.S. TREASURY BONDS......                 16,555
                                                  --------
    TOTAL U.S. TREASURY
      OBLIGATIONS..................                 45,879
                                                  --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.61%
FEDERAL FARM CREDIT BANK - 0.14%
5.15%, Due 3/5/2004................     1,000        1,004
                                                  --------
    TOTAL FEDERAL FARM CREDIT
      BANK.........................                  1,004
                                                  --------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.66%
5.85%, Due 1/22/2008...............     1,000        1,005
5.75%, Due 4/15/2008...............       250          249
6.00%, Due 12/15/2008..............     1,250        1,250
5.82%, Due 3/30/2009...............     1,000          993
6.625%, Due 9/15/2009..............     1,620        1,689
7.00%, Due 3/15/2010...............     3,125        3,334
5.50%, Due 3/15/2024...............     2,447        2,428
6.50%, Due 5/1/2029................     2,172        2,155
6.50%, Due 6/1/2029................       359          356
6.50%, Due 7/1/2029................     4,240        4,207
6.75%, Due 3/15/2031...............     1,600        1,644
                                                  --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.........                 19,310
                                                  --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.80%
Pool # 253355, 7.50%, Due
  6/1/2003.........................     4,286        4,373

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
6.00%, Due 5/15/2008...............   $ 3,500     $  3,539
6.25%, Due 2/1/2011................     2,000        1,983
Pool # 253353, 7.50%, Due
  7/1/2015.........................     2,151        2,217
Series 1989-21 G, 10.45%, Due
  4/25/2019........................        54           59
6.50%, Due 11/18/2023..............       350          353
Pool # 306505, 8.00%, Due
  3/1/2025.........................       228          238
Pool # 323908, 6.00%, Due
  9/1/2029.........................     1,712        1,656
Pool # 323967, 7.00%, Due
  10/1/2029........................     3,269        3,300
Pool # 534059, 7.00%, Due
  3/1/2030.........................     1,857        1,872
Series 2000, 7.25%, Due
  5/15/2030........................     3,000        3,296
Pool # 556699, 7.00%, Due
  11/1/2030........................       958          966
Pool # 564592, 7.00%, Due
  1/1/2031.........................       159          160
Pool # 549511, 6.00%, Due
  2/1/2031.........................     1,259        1,215
Pool # 573932, 6.00%, Due
  3/1/2031.........................     1,399        1,350
TBA, 6.00%.........................     1,100        1,091
                                                  --------
    TOTAL FEDERAL NATIONAL MORTGAGE
      ASSOCIATION..................                 27,668
                                                  --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.01%
6.00%, Due 2/1/2025................     3,700        3,652
Pool # 544639, 7.50%, Due
  11/15/2030.......................     1,734        1,776
Pool # 003011, 7.50%, Due
  12/20/2030.......................     1,908        1,947
                                                  --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.........                  7,375
                                                  --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                 55,357
                                                  --------
ASSET-BACKED SECURITIES - 0.58%
Asset Securitization Corporation,
  Series 1997-D5 A1C, 6.75%, Due
  2/14/2042........................     1,760        1,804

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
LB Commercial Conduit Mortgage
  Trust, 6.21%, Due 10/15/2008.....   $ 2,440     $  2,422
                                                  --------
    TOTAL ASSET-BACKED
      SECURITIES...................                  4,226
                                                  --------
NON-AGENCY MORTGAGE-BACKED   OBLIGATIONS - 1.45%
Chase Commercial Mortgage
  Securities Corporation,
  6.025%, Due 8/18/2007............       838          846
CountryWide, Incorporated,
  6.00%, Due 5/25/2009.............     1,200        1,204
  8.25%, Due 5/25/2010.............       298          305
  7.50%, Due 7/25/2011.............       300          307
  4.80%, Due 4/25/2028.............       571          576
  7.50%, Due 2/25/2030.............       670          679
DLJ Mortgage Acceptance
  Corporation,
  4.56%, Due 3/25/2024.............        25           26
The Money Store Home Trust,
  7.66%, Due 8/15/2026.............     1,500        1,532
Nomura Asset Securities
  Corporation,
  8.15%, Due 4/4/2027..............     2,500        2,658
PNC Mortgage Securities
  Corporation,
  6.75%, Due 9/25/2029.............     2,400        2,442
                                                  --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                 10,575
                                                  --------
CORPORATE BONDS - 19.93%
BANKS - 1.63%
Banc One Corporation,
  8.00%, Due 4/29/2027.............     1,110        1,176
Bank of America Corporation,
  7.75%, Due 8/15/2015.............     2,000        2,089
Citigroup, Incorporated,
  7.25%, Due 10/1/2010.............     1,185        1,231
Inter-American Development Bank,
  5.375%, Due 11/18/2008...........     1,280        1,240
International Bank Reconstruction
  and Development,
  Zero Coupon, Due 2/15/2016.......     7,064        2,467
Key Bank,
  7.00%, Due 2/1/2011..............     3,000        2,968
US Bank, NA,
  5.70%, Due 12/15/08..............       700          668
                                                  --------
    TOTAL BANKS....................                 11,839
                                                  --------
FINANCE - 5.73%
All State Corporation,
  7.20%, Due 12/1/2009.............       600          620
Associates Corporation of North
  America,
  6.00%, Due 4/15/2003.............     2,000        2,030

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Boeing Capital Corporation,
  6.10%, Due 3/1/2011..............   $ 1,600     $  1,567
CNA Financial Corporation,
  6.95%, Due 1/15/2018.............     1,675        1,396
Countrywide Funding Corporation,
  MTN,
  6.85%, Due 6/15/2005.............     2,135        2,196
EOP Operating Limited Partnership,
  144A,
  7.375%, Due 11/15/2003 (Note
  A)...............................     1,820        1,879
Fleet Financial Group,
  Incorporated,
  6.70%, Due 7/15/2028.............     2,000        1,853
Ford Motor Credit Company,
  7.375%, Due 2/1/2011.............     1,200        1,230
General Motors Acceptance
  Corporation
  6.75%, Due 1/15/2006.............     2,025        2,047
  6.15%, Due 4/5/2007..............     1,650        1,598
Heller Financial, Incorporated,
  6.375%, Due 3/15/2006............     1,000        1,007
Household Finance Corporation,
  6.50%, Due 11/15/2008............     2,485        2,441
John Deere Capital Corporation,
  MTN,
  5.52%, Due 4/30/2004.............     1,725        1,717
John Hancock Financial Services,
  Incorporated,
  7.375%, Due 2/15/2024............     2,685        2,530
Liberty Mutual Corporation, 144A,
  7.875%, Due 10/15/2026 (Note
  A)...............................     1,500        1,279
Merrill Lynch & Company,
  Incorporated,
  6.15%, Due 1/26/2006.............     2,050        2,053
Morgan Stanley Group, Incorporated
  6.10%, Due 4/15/2006.............       735          731
  6.75%, Due 4/15/2011.............     1,225        1,221
NiSource Finance Corporation, 144A
  (Note A)
  7.50%, Due 11/15/2003............     1,250        1,297
  7.50%, Due 11/15/2003............       400          415
  7.875%, Due 11/15/2010...........     1,075        1,137
PMI Group, Incorporated,
  6.75%, Due 11/15/2006............     2,200        2,247
PNC Funding Corporation,
  7.50%, Due 11/1/2009.............     1,255        1,313
Provident Companies, Incorporated,
  7.25%, Due 3/15/2028.............     3,275        2,791
Simon Property Group, Incorporated,
  144A,
  6.625%, Due 6/15/2003
  (Note A).........................     1,675        1,680

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Salomon, Incorporated,
  6.50%, Due 2/15/2008.............   $ 1,400     $  1,400
                                                  --------
    TOTAL FINANCE..................                 41,675
                                                  --------
FOREIGN - 0.57%
Rio Tinto Canada, Incorporated,
  6.00%, Due 8/26/2003.............     2,865        2,904
Royal Bank of Scotland, PLC,
  7.816%, Due 11/29/2049...........     1,200        1,257
                                                  --------
    TOTAL FOREIGN..................                  4,161
                                                  --------
INDUSTRIAL - 10.85%
Abitibi Consolidated, Incorporated,
  8.85%, Due 8/1/2030..............     3,000        3,061
Akzo Nobel, Incorporated, 144A,
  6.00%, Due 11/15/2003
  (Note A).........................     2,880        2,902
American General Corporation,
  7.50%, Due 8/11/2010.............       925          986
American Home Products Corporation,
  6.70%, Due 3/15/2011.............     1,500        1,467
AOL Time Warner, Incorporated,
  7.625%, Due 4/15/2031............     4,045        4,056
Ashland, Incorporated,
  6.72%, Due 3/7/2003..............     1,800        1,798
AT & T Wireless Services,
  Incorporated, 144A,
  8.75%, Due 3/1/2031 (Note A).....       875          898
Atlantic Richfield Corporation,
  9.125%, Due 3/1/2011.............     1,425        1,709
Bemis, Incorporated,
  6.70%, Due 7/1/2005..............     1,000        1,034
Cargill, Incorporated,
  6.25%, Duie 5/1/2006.............     1,000        1,000
Compaq Computer Corporation,
  7.65%, Due 8/1/2005..............       890          899
Conoco, Incorporated,
  6.95%, Due 4/15/2029.............     4,280        4,171
Cox Communications, Incorporated,
  6.75%, Due 3/15/2011.............     1,550        1,509
DaimlerChrysler North America,
  7.75%, Due 1/18/2011.............     1,000        1,025
Deere & Company,
  7.125%, Due 3/3/2031.............       500          476
Deutsche Telekom International
  Finance Corporation,
  8.25%, Due 6/15/2031.............     3,000        2,936
E.I. DuPont de Nemours & Company,
  6.75%, Due 10/15/2002............     1,000        1,027
Eli Lilly & Company,
  7.125%, Due 6/1/2025.............       650          664
Federated Department Stores,
  Incorporated,
  6.79%, Due 7/15/2027.............     1,600        1,622

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
FMC Corporation,
  7.125%, Due 11/25/2002...........   $ 1,925     $  1,959
Ford Motor Company,
  7.45%, Due 7/16/2031.............     1,500        1,461
Hershey Foods Corporation,
  6.95%, Due 3/1/2007..............     1,000        1,053
Kellogg Corporation, 144A (Note A)
  6.00%, Due 4/1/2006..............       900          892
  6.60%, Due 4/2/2011..............     2,350        2,310
Kinder Morgan Energy Partners,
  6.75%, Due 3/15/2011.............     1,250        1,226
Lockheed Martin Corporation,
  8.50%, Due 12/1/2029.............     2,500        2,792
  7.20%, Due 5/1/2036..............     1,925        1,952
Lucent Technologies, Incorporated,
  6.45%, Due 3/15/2029.............     2,500        1,655
Masco Corporation,
  6.00%, Due 5/3/2004..............     1,150        1,147
Merck & Company, Incorporated,
  5.95%, Due 12/1/2028.............     3,540        3,218
Motorola Incorporated,
  5.80%, Due 10/15/2008............     2,270        1,941
Norfolk Southern Corporation
  6.75%, Due 5/1/2037..............       750          738
  7.05%, Due 5/1/2037..............     1,540        1,589
Northrop Grumman Corporation, 144A,
  7.125%, Due 2/15/2011
  (Note A).........................     1,250        1,260
NRG Energy, Incorporated
  7.50%, Due 6/15/2007.............       300          301
  7.75%, Due 4/1/2011..............       825          825
Philip Morris Companies,
  Incorporated,
  8.375%, Due 1/15/2017............       343          339
Praxair, Incorporated,
  6.15%, Due 4/15/2003.............     2,000        2,023
Progress Energy, Incorporated
  6.55%, Due 3/1/2004..............     1,315        1,340
  7.10%, Due 3/1/2011..............       990          999
Reliant Energy Mid Atlantic
  Company, 144A,
  7.775%, Due 2/15/2011
  (Note A).........................     1,500        1,483
Rohm and Haas Company,
  7.85%, Due 7/15/2029.............     2,000        2,090
Royal Caribbean Cruises, Limited,
  144A,
  7.00%, Due 10/15/2007
  (Note A).........................     2,000        1,855
Sara Lee Corporation,
  6.00%, Due 1/15/2008.............     1,200        1,180
Time Warner, Incorporated, 144A,
  6.85%, Due 1/15/2026
  (Note A).........................     1,660        1,690

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Unilever Capital,
  7.125%, Due 11/1/2010............   $ 2,000     $  2,083
Viacom, Incorporated,
  7.875%, Due 7/30/2030............     3,000        3,141
WorldCom, Incorporated,
  8.25%, Due 5/15/2010.............     1,200        1,233
                                                  --------
    TOTAL INDUSTRIAL...............                 79,015
                                                  --------
TRANSPORTATION - 0.24%
CNF Transportation, Incorporated,
  8.875%, Due 5/1/2010.............     1,685        1,736
                                                  --------
    TOTAL TRANSPORTATION...........                  1,736
                                                  --------
UTILITY - 0.91%
Consolidated Edison Company of New
  York, Incorporated,
  7.50%, Due 9/1/2010..............       800          809
Dominion Resources,
  Incorporated.....................     1,535        1,544
Electric Lightwave, Incorporated,
  144A,
  6.05%, Due 5/15/2004
  (Note A).........................     2,000        1,828
Entergy Louisiana Incorporated,
  8.50%, Due 6/1/2003..............     1,850        1,945
PSEG Power, LLC,
  7.75%, Due 4/15/2011.............       520          526
                                                  --------
    TOTAL UTILITY..................                  6,652
                                                  --------
    TOTAL CORPORATE BONDS..........                145,078
                                                  --------

                                     SHARES
                                     -------
PREFERRED STOCK - 0.15%
Home Ownership Funding Corporation
  II, Series 144A (Note A).........    1,500      1,113
                                               --------
    TOTAL PREFERRED STOCK..........               1,113
                                               --------
COMMON STOCK - 59.03%
CONSUMER DISCRETIONARY - 6.95%
AUTO COMPONENTS - 0.30%
Dana Corporation...................   40,300        791
TRW, Incorporated..................   35,900      1,381
                                               --------
    TOTAL AUTO COMPONENTS..........               2,172
                                               --------
AUTOMOBILES - 0.76%
Ford Motor Company.................  156,241      4,606
General Motors Corporation.........   16,246        890
                                               --------
    TOTAL AUTOMOBILES..............               5,496
                                               --------
HOTELS, RESTAURANTS & LEISURE - 0.93%
Carnival Corporation...............   20,400        541
Mandalay Resort Group*.............   58,800      1,397
P&O Princess Cruises, PLC..........   17,200        329
Tricon Global Restaurants*.........   24,900      1,116

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Wendy's International,
  Incorporated.....................   134,600     $  3,409
                                                  --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE......................                  6,792
                                                  --------
HOUSEHOLD DURABLES - 1.27%
Fortune Brands, Incorporated.......    94,800        2,953
Konnklijke Philips Electronics
  NV...............................    94,731        2,918
Newell Rubbermaid, Incorporated....   126,100        3,399
                                                  --------
    TOTAL HOUSEHOLD DURABLES.......                  9,270
                                                  --------
LEISURE EQUIPMENT & PRODUCTS - 0.37%
Eastman Kodak Company..............    61,200        2,662
                                                  --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                  2,662
                                                  --------
MEDIA - 0.36%
Fox Entertainment Group,
  Incorporated*....................    49,600        1,139
Interpublic Group Companies,
  Incorporated.....................    43,600        1,480
                                                  --------
    TOTAL MEDIA....................                  2,619
                                                  --------
MULTILINE RETAIL - 2.53%
Costco Wholesale
  Corporation*.....................    23,600          824
Federated Department Stores,
  Incorporated*....................    90,800        3,903
K Mart Corporation*................   403,400        4,034
May Department Stores Company......    87,600        3,263
J.C. Penney Company, Incorporated..    42,200          855
Sears Roebuck & Company............   116,900        4,308
Target Corporation.................    30,700        1,180
                                                  --------
    TOTAL MULTILINE RETAIL.........                 18,367
                                                  --------
SPECIALTY RETAIL - 0.21%
Toys R Us, Incorporated*...........    60,400        1,498
                                                  --------
    TOTAL SPECIALTY RETAIL.........                  1,498
                                                  --------
TEXTILES & APPAREL - 0.22%
Coach, Incorporated................    48,497        1,573
                                                  --------
    TOTAL TEXTILES & APPAREL.......                  1,573
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 50,449
                                                  --------
CONSUMER STAPLES - 3.25%
FOOD PRODUCTS - 0.35%
Sara Lee Company...................   129,674        2,582
                                                  --------
    TOTAL FOOD PRODUCTS............                  2,582
                                                  --------
HOUSEHOLD PRODUCTS - 0.18%
Proctor & Gamble Company...........    22,000        1,321
                                                  --------
    TOTAL HOUSEHOLD PRODUCTS.......                  1,321
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
TOBACCO - 2.72%
Gallaher Group PLC, ADR............   122,400     $  3,158
Imperial Tobacco Group PLC.........   155,800        3,194
Philip Morris Companies,
  Incorporated.....................   268,500       13,454
                                                  --------
    TOTAL TOBACCO..................                 19,806
                                                  --------
    TOTAL CONSUMER
      STAPLES......................                 23,709
                                                  --------
ENERGY - 6.48%
ENERGY EQUIPMENT & SERVICES - 1.46%
Baker Hughes, Incorporated.........   104,800        4,118
Global Marine, Incorporated*.......    57,000        1,639
Halliburton Company................   113,200        4,891
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                 10,648
                                                  --------
OIL & GAS - 5.02%
BP Amoco, PLC......................    92,340        4,994
Conoco, Incorporated...............   221,000        6,709
Devon Energy Corporation...........    12,300          726
Occidental Petroleum Corporation...   301,000        9,066
Phillips Petroleum Company.........    89,700        5,346
Texaco, Incorporated...............    50,000        3,614
USX Marathon Group.................   147,100        4,701
Ultramar Diamond Shamrock..........    30,500        1,376
                                                  --------
    TOTAL OIL & GAS................                 36,532
                                                  --------
    TOTAL ENERGY...................                 47,180
                                                  --------
FINANCIALS - 13.21%
BANKS - 5.45%
Bank of America Corporation........   139,211        7,796
Bank One Corporation...............    61,100        2,308
First Union Corporation............   159,400        4,777
FleetBoston Financial
  Corporation......................    78,000        2,993
J P Morgan Chase & Company.........   131,450        6,307
KeyCorp............................   109,500        2,538
PNC Financial Services Group,
  Incorporated.....................    23,778        1,547
UnionBanCal Corporation............    25,800          788
US Bancorp, Incorporated...........    70,660        1,497
Wachovia Corporation...............    28,300        1,721
Washington Mutual, Incorporated....   149,000        7,439
                                                  --------
    TOTAL BANKS....................                 39,711
                                                  --------
DIVERSIFIED FINANCIALS - 3.27%
American Express Company...........    43,000        1,825
Bear Stearns Companies,
  Incorporated.....................    76,100        3,828
CIT Group, Incorporated............    92,200        3,384
CitiGroup, Incorporated............   151,942        7,468
Federal National Mortgage
  Association......................    30,200        2,424
Household International,
  Incorporated.....................    22,032        1,410

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Morgan Stanley Dean Witter Discover
  & Company........................    54,700     $  3,434
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                 23,773
                                                  --------
INSURANCE - 4.49%
Allstate Corporation...............   191,800        8,008
American General Corporation.......    94,400        4,117
Aon Corporation....................   110,875        3,685
Hartford Financial Services Group,
  Incorporated.....................    19,800        1,230
Jefferson-Pilot Corporation........    34,200        1,596
Lincoln National Corporation.......    33,100        1,528
MBIA, Incorporated.................    33,000        1,579
Metlife, Incorporated*.............   158,380        4,593
St. Paul Companies, Incorporated...    40,700        1,836
XL Capital Limited.................    63,200        4,474
                                                  --------
    TOTAL INSURANCE................                 32,646
                                                  --------
    TOTAL FINANCIALS...............                 96,130
                                                  --------
HEALTH CARE - 3.19%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.33%
Baxter International,
  Incorporated.....................    26,700        2,434
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  2,434
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 0.36%
Aetna, Incorporated*...............    68,200        1,923
Health Net, Incorporated*..........    31,100          670
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  2,593
                                                  --------
PHARMACEUTICALS - 2.50%
Abbott Laboratories................    64,000        2,968
Bristol-Myers Squibb Company.......    89,300        5,001
Johnson & Johnson..................    48,500        4,679
Merck & Company, Incorporated......    11,600          881
Pfizer, Incorporated...............    48,600        2,104
Watson Pharmaceuticals,
  Incorporated*....................    51,600        2,570
                                                  --------
    TOTAL PHARMACEUTICALS..........                 18,203
                                                  --------
    TOTAL HEALTH CARE..............                 23,230
                                                  --------
INDUSTRIALS - 7.32%
AEROSPACE & DEFENSE - 1.50%
Boeing Company.....................    54,100        3,343
Honeywell International,
  Incorporated.....................    40,500        1,979
Lockheed Martin Corporation........    39,700        1,396
Northrop Grumman Corporation.......    27,200        2,455
Raytheon Company...................    58,000        1,713
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                 10,886
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
AIR FREIGHT & COURIERS - 0.43%
CNF Transportation, Incorporated...   102,000     $  3,127
                                                  --------
    TOTAL AIR FREIGHT & COURIERS...                  3,127
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 1.96%
Cendant Corporation*...............   150,100        2,663
DeLuxe Corporation.................    74,800        1,944
First Data Corporation.............    37,200        2,509
Waste Management, Incorporated*....   291,979        7,127
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                 14,243
                                                  --------
ELECTRICAL EQUIPMENT - 0.72%
Cooper Industries, Incorporated....    63,400        2,369
Emerson Electrical Company.........    42,600        2,840
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  5,209
                                                  --------
INDUSTRIAL CONGLOMERATES - 0.85%
ITT Industries, Incorporated.......    99,500        4,385
Tyco International Limited.........    33,600        1,793
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                  6,178
                                                  --------
MACHINERY - 0.66%
Caterpillar, Incorporated..........    42,000        2,108
Deere and Company..................    65,000        2,670
                                                  --------
    TOTAL MACHINERY................                  4,778
                                                  --------
ROAD & RAIL - 1.20%
Burlington Northern,
  Incorporated.....................    94,400        2,776
CSX Corporation....................   121,300        4,254
Norfolk Southern Corporation.......    84,300        1,664
                                                  --------
    TOTAL ROAD & RAIL..............                  8,694
                                                  --------
    TOTAL INDUSTRIALS..............                 53,115
                                                  --------
INFORMATION TECHNOLOGY - 3.15%
COMMUNICATIONS EQUIPMENT - 0.40%
ADC Telecommunications,
  Incorporated*....................   118,200          888
Corning, Incorporated..............    91,500        2,010
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  2,898
                                                  --------
COMPUTERS & PERIPHERALS - 1.45%
Electronics For Imaging,
  Incorporated*....................    58,000        1,612
Hewlett Packard Company............    68,500        1,948
International Business Machines
  Corporation......................    60,500        6,966
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                 10,526
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.16%
Agilent Technologies,
  Incorporated*....................    29,900     $  1,166
                                                  --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS..................                  1,166
                                                  --------
IT CONSULTING & SERVICES - 0.18%
KPMG Consulting, Incorporated*.....    85,600        1,336
                                                  --------
  TOTAL IT CONSULTING & SERVICES...                  1,336
                                                  --------
OFFICE ELECTRONICS - 0.14%
Ikon Office Solutions,
  Incorporated.....................   164,700        1,021
                                                  --------
    TOTAL OFFICE
      ELECTRONICS..................                  1,021
                                                  --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.22%
National Semiconductor
  Corporation*.....................    55,600        1,601
                                                  --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  1,601
                                                  --------
SOFTWARE - 0.60%
Cadence Design Systems,
  Incorporated*....................    65,000        1,346
Computer Assoc. International,
  Incorporated.....................    75,300        2,424
Efunds Corporation*................    29,244          570
                                                  --------
    TOTAL SOFTWARE.................                  4,340
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 22,888
                                                  --------
MATERIALS - 5.42%
CHEMICALS - 2.58%
Crompton Corporation...............   257,013        2,603
Dow Chemical Company...............   111,800        3,740
E.I. du Pont de Nemours &
  Company..........................    43,400        1,961
Hercules, Incorporated*............    95,600        1,142
Imperial Chemical Industries,
  PLC..............................   121,900        2,923
Lyondell Chemical Company..........   230,100        3,615
Millennium Chemicals,
  Incorporated.....................    90,271        1,517
PPG Industries, Incorporated.......    24,000        1,276
                                                  --------
    TOTAL CHEMICALS................                 18,777
                                                  --------
CONTAINERS & PACKAGING - 0.47%
Pactiv Corporation*................   114,600        1,602
Smurfit Stone Container
  Corporation*.....................   124,000        1,817
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                  3,419
                                                  --------
METALS & MINING - 0.87%
Alcan Aluminum Limited.............    61,300        2,728
Alcoa, Incorporated................    72,896        3,018

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
USX-US Steel Group.................    29,700     $    547
                                                  --------
    TOTAL METALS & MINING..........                  6,293
                                                  --------
PAPER & FOREST PRODUCTS - 1.50%
Georgia-Pacific Corporation........    18,600          605
Georgia-Pacific Corporation, The
  Timber Group.....................    53,100        1,572
International Paper Company........    65,826        2,579
Sappi Limited......................   245,000        2,291
UPM Kymmene Corporation............    53,600        1,715
Weyerhaeuser Company...............    37,800        2,137
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                 10,899
                                                  --------
    TOTAL MATERIALS................                 39,388
                                                  --------
TELECOMMUNICATION SERVICES - 3.64%
DIVERSIFIED TELECOMMUNICATION - 3.56%
AT&T Corporation...................    59,050        1,316
Alltel Corporation.................    32,900        1,797
Bellsouth Corporation..............    46,200        1,939
SBC Communications,
  Incorporated.....................   115,648        4,770
Sprint Corporation.................   175,980        3,762
Verizon Communications,
  Incorporated.....................   173,136        9,535
Williams Communications Group,
  Incorporated.....................    36,680          166
WorldCom, Incorporated*............   142,000        2,591
                                                  --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION............                 25,876
                                                  --------
WIRELESS TELECOMMUNICATION - 0.08%
AT&T Wireless Group*...............    28,500          573
                                                  --------
    TOTAL WIRELESS
      TELECOMMUNICATION............                    573
                                                  --------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                 26,449
                                                  --------
UTILITIES - 6.42%
ELECTRIC UTILITIES - 5.31%
American Electric Power Company,
  Incorporated.....................   135,700        6,696
CMS Energy Corporation.............    32,800        1,027
CNH Global NV......................   149,800          865
Dominion Resources,
  Incorporated.....................    20,844        1,428
DTE Energy Company.................    45,400        1,903
Edison International*..............   117,800        1,160

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Entergy Corporation................   172,400     $  6,982
Northeast Utilities................   291,600        5,205
PG&E Corporation*..................    91,200          818
PPL Corporation....................    14,006          770
Potomac Electric Power Company.....    70,400        1,539
Reliant Energy, Incorporated.......   117,400        5,817
TXU Corporation....................    99,800        4,387
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 38,597
                                                  --------
GAS UTILITIES - 0.42%
Equitable Resources,
  Incorporated.....................    24,700        1,976
Peoples Energy Corporation.........    27,000        1,073
                                                  --------
    TOTAL GAS UTILITIES............                  3,049
                                                  --------
MULTI-UTILITIES - 0.69%
Scana Corporation..................    44,444        1,247
Williams Companies, Incorporated...    90,069        3,798
                                                  --------
    TOTAL MULTI-UTILITIES..........                  5,045
                                                  --------
    TOTAL UTILITIES................                 46,691
                                                  --------
    TOTAL COMMON STOCK.............                429,229
                                                  --------

                                       PAR
                                     AMOUNT
                                     -------
SHORT-TERM INVESTMENTS - 11.91%
UNITED STATES TREASURY BILLS - 0.42%
4.445%, Due 6/14/2001, (Note B)....  $ 3,050      3,033
                                               --------
    TOTAL UNITED STATES TREASURY
      BILLS........................               3,033
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 11.49%
American Select Cash Reserve
  Fund..........................  63,040,677     63,041
AMR Investments Enhanced Yield
  Business Trust................  20,494,430     20,494
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 83,535
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 86,568
                                               --------
TOTAL INVESTMENTS - 106.97%
  (COST $712,767)...............                778,025
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (6.97%)..............                (50,728)
                                               --------
    TOTAL NET
      ASSETS - 100%.............               $727,297
                                               ========

---------------

Based on the cost of investments of $715,352 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $88,226, the aggregate gross unrealized depreciation was $25,553 and the net unrealized appreciation of investments was $62,673.

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $ 23,918 or 3.29% of net assets.

(B) At April 30, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
MTN - Medium-Term Note
TBA - To Be Announced
* - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 95.4%
CONSUMER DISCRETIONARY - 10.11%
AUTO COMPONENTS - 0.32%
Dana Corporation................      72,000    $  1,413
TRW, Incorporated...............      28,700       1,104
                                                --------
    TOTAL AUTO COMPONENTS.......                   2,517
                                                --------
AUTOMOBILES - 1.19%
Ford Motor Company..............     271,424       8,002
General Motors Corporation......      25,509       1,398
                                                --------
    TOTAL AUTOMOBILES...........                   9,400
                                                --------
HOTELS, RESTAURANTS & LEISURE - 1.40%
Carnival Corporation............      35,000         928
Mandalay Resort Group*..........      94,900       2,255
P & O Princess Cruises PLC......      29,500         563
Tricon Global Restaurants*......      43,400       1,945
Wendy's International,
  Incorporated..................     213,500       5,408
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE...................                  11,099
                                                --------
HOUSEHOLD DURABLES - 1.83%
Fortune Brands, Incorporated....     126,300       3,934
Konnklijke Philips Electronics
  NV............................     129,766       3,997
Matsushita Electric Industrial
  Company Limited ADR...........     115,000       1,914
Newell Rubbermaid,
  Incorporated..................     173,600       4,680
                                                --------
    TOTAL HOUSEHOLD DURABLES....                  14,525
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.49%
Eastman Kodak Company...........      90,000       3,915
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                   3,915
                                                --------
MEDIA - 0.59%
Fox Entertainment Group,
  Incorporated*.................      87,300       2,003
Interpublic Group Companies,
  Incorporated..................      79,000       2,682
                                                --------
    TOTAL MEDIA.................                   4,685
                                                --------
MULTILINE RETAIL - 3.74%
Costco Wholesale Corporation*...      41,500       1,450
Federated Department Stores,
  Incorporated*.................     142,000       6,103
K Mart Corporation*.............     593,500       5,935
May Department Stores
  Company.......................     145,600       5,424
J.C. Penney Company,
  Incorporated..................      84,400       1,710
Sears Roebuck & Company.........     193,200       7,119
Target Corporation..............      50,400       1,938
                                                --------
    TOTAL MULTILINE RETAIL......                  29,679
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SPECIALTY RETAIL - 0.29%
Toys R Us, Incorporated*........      92,800    $  2,301
                                                --------
    TOTAL SPECIALTY RETAIL......                   2,301
                                                --------
TEXTILES & APPAREL - 0.26%
Coach, Incorporated*............      62,411       2,025
                                                --------
    TOTAL TEXTILES & APPAREL....                   2,025
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  80,146
                                                --------
CONSUMER STAPLES - 5.12%
FOOD & DRUG RETAILING - 0.31%
Kroger Company*.................     110,000       2,485
                                                --------
    TOTAL FOOD & DRUG
      RETAILING.................                   2,485
                                                --------
FOOD PRODUCTS - 0.51%
Sara Lee Company................     203,928       4,060
                                                --------
    TOTAL FOOD PRODUCTS.........                   4,060
                                                --------
HOUSEHOLD PRODUCTS - 0.29%
Proctor & Gamble Company........      37,800       2,270
                                                --------
    TOTAL HOUSEHOLD PRODUCTS....                   2,270
                                                --------
PERSONAL PRODUCTS - 0.26%
Gillette Company................      72,000       2,042
                                                --------
    TOTAL PERSONAL PRODUCTS.....                   2,042
                                                --------
TOBACCO - 3.75%
Gallaher Group PLC, ADR.........     187,200       4,830
Imperial Tobacco Group PLC......     230,300       4,721
Philip Morris Companies,
  Incorporated..................     402,200      20,154
                                                --------
    TOTAL TOBACCO...............                  29,705
                                                --------
    TOTAL CONSUMER STAPLES......                  40,562
                                                --------
ENERGY - 10.61%
ENERGY EQUIPMENT & SERVICES - 2.65%
Baker Hughes, Incorporated......     163,900       6,440
Global Marine, Incorporated*....     138,100       3,970
Halliburton Company.............     245,100      10,591
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES..................                  21,001
                                                --------
OIL & GAS - 7.96%
BP Amoco, PLC...................     199,740      10,802
Conoco, Incorporated............     324,500       9,850
Devon Energy Corporation........      16,600         980
Occidental Petroleum
  Corporation...................     457,200      13,771
Phillips Petroleum Company......     141,600       8,439
Texaco, Incorporated............     110,500       7,987
Ultramar Diamond Shamrock.......      52,500       2,368
USX Marathon Group..............     278,325       8,895
                                                --------
    TOTAL OIL & GAS.............                  63,092
                                                --------
    TOTAL ENERGY................                  84,093
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
FINANCIALS - 21.04%
BANKS - 9.03%
Bank of America Corporation.....     231,403    $ 12,958
Bank One Corporation............     123,000       4,646
First Union Corporation.........     240,100       7,196
FleetBoston Financial
  Corporation...................     234,200       8,986
J P Morgan Chase & Company......     214,042      10,270
KeyCorp.........................     176,600       4,094
PNC Financial Services Group,
  Incorporated..................      33,527       2,182
Sanwa Bank Limited Japan........      30,000       2,159
U.S. Bancorp....................      58,460       1,238
UnionBanCal Corporation.........      47,600       1,454
Wachovia Corporation............      38,100       2,316
Washington Mutual,
  Incorporated..................     281,300      14,045
                                                --------
    TOTAL BANKS.................                  71,544
                                                --------
DIVERSIFIED FINANCIALS - 4.40%
American Express Company........      59,200       2,512
Bear Stearns Companies,
  Incorporated..................     102,200       5,141
CIT Group, Incorporated.........     141,700       5,200
CitiGroup, Incorporated.........     225,638      11,090
Federal National Mortgage
  Association...................      49,200       3,949
Household International,
  Incorporated..................      38,563       2,469
Morgan Stanley Dean Witter
  Discover & Company............      72,300       4,540
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                  34,901
                                                --------
INSURANCE - 7.61%
Allstate Corporation............     332,828      13,896
American General Corporation....     152,200       6,637
Aon Corporation.................     166,000       5,518
Chubb Corporation...............      34,000       2,269
Cincinnati Financial
  Corporation...................      63,000       2,418
Hartford Financial Services
  Group, Incorporated...........      34,800       2,161
Jefferson-Pilot Corporation.....      49,800       2,324
Lincoln National Corporation....      55,600       2,566
MBIA, Incorporated..............      51,000       2,440
Metlife, Incorporated...........     253,100       7,340
St. Paul Companies,
  Incorporated..................      70,400       3,175
Unumprovident Corporation.......      90,000       2,692
XL Capital Limited..............      97,200       6,882
                                                --------
    TOTAL INSURANCE.............                  60,318
                                                --------
    TOTAL FINANCIALS............                 166,763
                                                --------
HEALTH CARE - 5.84%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.53%
Baxter International,
  Incorporated..................      45,800       4,175
                                                --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES................                   4,175
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
HEALTH CARE PROVIDERS & SERVICES - 0.87%
Aetna, Incorporated*............     117,100    $  3,301
Health Net, Incorporated*.......      53,400       1,151
Trigon Healthcare,
  Incorporated*.................      41,000       2,468
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                   6,920
                                                --------
PHARMACEUTICALS - 4.44%
Abbott Laboratories.............     120,000       5,566
Aventis.........................      36,000       2,768
Bristol-Myers Squibb Company....     155,800       8,725
Eli Lilly & Company.............      34,400       2,924
Johnson & Johnson...............      68,000       6,561
Merck & Company,
  Incorporated..................      15,300       1,162
Pfizer, Incorporated............      80,000       3,464
Watson Pharmaceuticals,
  Incorporated*.................      80,800       4,024
                                                --------
    TOTAL PHARMACEUTICALS.......                  35,194
                                                --------
    TOTAL HEALTH CARE...........                  46,289
                                                --------
INDUSTRIALS - 12.47%
AEROSPACE & DEFENSE - 2.63%
Boeing Company..................      77,500       4,789
Honeywell International
  Incorporated..................     151,100       7,386
Lockheed Martin Corporation.....      53,800       1,892
Northrop Grumman
  Corporation...................      50,100       4,522
Raytheon Company................      76,000       2,244
                                                --------
    TOTAL AEROSPACE & DEFENSE...                  20,833
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 2.81%
Cendant Corporation*............     213,200       3,782
DeLuxe Corporation..............     106,000       2,755
First Data Corporation..........      63,800       4,303
Waste Management,
  Incorporated*.................     466,995      11,399
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                  22,239
                                                --------
ELECTRICAL EQUIPMENT - 1.24%
Cooper Industries,
  Incorporated..................      82,300       3,076
Emerson Electrical Company......      60,900       4,059
Molex, Incorporated.............      85,000       2,694
                                                --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                   9,829
                                                --------
INDUSTRIAL CONGLOMERATES - 2.50%
ITT Industries, Incorporated....     254,400      11,212
Minnesota Mining & Manufacturing
  Company.......................      24,000       2,856
Tyco International, Limited.....     107,500       5,737
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                  19,805
                                                --------
MACHINERY - 0.80%
Caterpillar, Incorporated.......      63,000       3,163

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Deere and Company...............      77,000    $  3,162
                                                --------
    TOTAL MACHINERY.............                   6,325
                                                --------
ROAD & RAIL - 2.49%
Burlington Northern,
  Incorporated..................     184,600       5,427
CNF Transportation,
  Incorporated..................     173,500       5,320
CSX Corporation.................     180,500       6,330
Norfolk Southern Corporation....     136,800       2,700
                                                --------
    TOTAL ROAD & RAIL...........                  19,777
                                                --------
    TOTAL INDUSTRIALS...........                  98,808
                                                --------
INFORMATION TECHNOLOGY - 5.76%
COMMUNICATIONS EQUIPMENT - 1.10%
ADC Telecommunications,
  Incorporated*.................     203,100       1,525
Alcatel Alsthom.................      76,000       2,467
Corning, Incorporated...........     123,100       2,705
Motorola, Incorporated..........     128,000       1,990
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.................                   8,687
                                                --------
COMPUTERS & PERIPHERALS - 2.55%
Electronics For Imaging,
  Incorporated*.................      83,500       2,321
Hewlett Packard Company.........      92,500       2,630
International Business Machines
  Corporation...................     111,500      12,838
NCR Corporation*................      51,000       2,398
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS...............                  20,187
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.20%
Agilent Technologies,
  Incorporated*.................      40,700       1,588
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...............                   1,588
                                                --------
IT CONSULTING & SERVICES - 0.23%
KPMG Consulting,
  Incorporated*.................     117,700       1,837
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                   1,837
                                                --------
OFFICE ELECTRONICS - 0.34%
Ikon Office Solutions,
  Incorporated..................     277,600       1,721
Xerox Corporation...............     109,000         985
                                                --------
    TOTAL OFFICE ELECTRONICS....                   2,706
                                                --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.35%
National Semiconductor
  Corporation*..................      97,600       2,811
                                                --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS......                   2,811
                                                --------
SOFTWARE - 0.99%
Cadence Design Systems,
  Incorporated*.................     111,000       2,298

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Computer Association
  International, Incorporated...     147,100    $  4,735
Efunds Corporation*.............      40,548         791
                                                --------
    TOTAL SOFTWARE..............                   7,824
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                  45,640
                                                --------
MATERIALS - 8.34%
CHEMICALS - 3.81%
Crompton Corporation............     316,708       3,208
Dow Chemical Company............     235,300       7,871
E.I. du Pont de Nemours &
  Company.......................      58,600       2,648
Hercules, Incorporated*.........     149,000       1,781
IMC Global, Incorporated........     123,000       1,476
Imperial Chemical Industries,
  PLC...........................     168,700       4,045
Lyondell Chemical Company.......     301,100       4,730
Millennium Chemicals,
  Incorporated..................     142,800       2,399
PPG Industries, Incorporated....      38,000       2,020
                                                --------
    TOTAL CHEMICALS.............                  30,178
                                                --------
CONTAINERS & PACKAGING - 0.66%
Pactiv Corporation*.............     195,600       2,734
Smurfit Stone Container
  Corporation*..................     170,000       2,491
                                                --------
    TOTAL CONTAINERS &
      PACKAGING.................                   5,225
                                                --------
METALS & MINING - 1.41%
Alcan Aluminum Limited..........      83,000       3,693
Alcoa, Incorporated.............     124,468       5,153
Pohang Iron & Steel Limited.....      81,000       1,621
USX-US Steel Group..............      37,200         685
                                                --------
    TOTAL METALS & MINING.......                  11,152
                                                --------
PAPER & FOREST PRODUCTS - 2.46%
Georgia-Pacific Corporation.....     125,900       3,821
International Paper Company.....     108,482       4,250
Sappi Limited...................     402,000       3,759
UPM Kymmene Corporation.........      74,000       2,368
Weyerhaeuser Company............      94,800       5,359
                                                --------
    TOTAL PAPER & FOREST
      PRODUCTS..................                  19,557
                                                --------
    TOTAL MATERIALS.............                  66,112
                                                --------
TELECOMMUNICATION SERVICES - 5.93%
DIVERSIFIED TELECOMMUNICATION - 5.80%
Alltel Corporation..............      58,000       3,167
AT&T Corporation................      99,100       2,208
Bellsouth Corporation...........      74,000       3,105
SBC Communications,
  Incorporated..................     239,422       9,876
Sprint Corporation..............     261,960       5,601
Telefonica SA*..................      43,367       2,180
Verizon Communications,
  Incorporated..................     290,432      15,994
Williams Communications
  Group*........................      51,482         233

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
WorldCom, Incorporated*.........     198,000    $  3,613
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.........                  45,977
                                                --------
WIRELESS TELECOMMUNICATION - 0.13%
AT&T Wireless Group*............      50,100       1,007
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION.........                   1,007
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES..................                  46,984
                                                --------
UTILITIES - 10.18%
ELECTRIC UTILITIES - 8.26%
American Electric Power Company,
  Incorporated..................     209,300      10,327
CMS Energy Corporation..........      58,300       1,825
CNH Global NV...................     241,430       1,393
DTE Energy Company..............     181,100       7,592
Duke Energy Company.............      66,800       3,124
Edison International*...........     206,300       2,032
Entergy Corporation.............     241,400       9,777
Northeast Utilities.............     412,000       7,354
PG&E Corporation*...............     123,100       1,104
Potomac Electric Power
  Company.......................     183,400       4,009
PPL Corporation.................      24,047       1,323
Reliant Energy, Incorporated....     183,700       9,102
TXU Corporation.................     147,600       6,488
                                                --------
    TOTAL ELECTRIC UTILITIES....                  65,450
                                                --------
GAS UTILITIES - 0.59%
Equitable Resources,
  Incorporated..................      33,500       2,680
Peoples Energy Corporation......      50,400       2,003
                                                --------
    TOTAL GAS UTILITIES.........                   4,683
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
MULTI-UTILITIES - 1.33%
Enron Corporation...............      45,200    $  2,835
Scana Corporation...............      79,202       2,223
Williams Companies,
  Incorporated..................     130,668       5,510
                                                --------
    TOTAL MULTI-UTILITIES.......                  10,568
                                                --------
    TOTAL UTILITIES.............                  80,701
                                                --------
    TOTAL COMMON STOCK..........                 756,098
                                                --------

                                       PAR
                                     AMOUNT
                                     -------
SHORT-TERM INVESTMENTS - 9.69%
U.S. TREASURY BILLS - 0.32%
  4.44%, Due 6/14/2001
    (Note A).......................  $ 2,550      2,536
                                               --------
    TOTAL U.S. TREASURY BILLS......               2,536
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 9.37%
American Select Cash Reserve
  Fund..........................  60,496,135     60,496
AMR Investments Enhanced Yield
  Business Trust................  13,774,136     13,774
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 74,270
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 76,806
                                               --------
TOTAL INVESTMENTS - 105.09%
  (COST $745,715)...............                832,904
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (5.09%)..............                (40,303)
                                               --------
TOTAL NET ASSETS - 100%.........               $792,601
                                               ========

---------------

Based on the cost of investments of $757,077 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $125,272, the aggregate gross unrealized depreciation was $49,445, and the net unrealized appreciation of investments was $75,827.

(A) At April 30, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
* - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
COMMON STOCK - 90.46%
CONSUMER DISCRETIONARY - 28.07%
AUTO COMPONENTS - 3.26%
Arvinmeritor, Incorporated..........   35,500      $    546
Bandag, Incorporated................    3,600            86
Borg-Warner Automotive,
  Incorporated......................   15,000           668
Cooper Tire & Rubber Company........   43,300           521
Hawk Corporation*...................   50,400           272
Hayes Lemmerz International,
  Incorporated*.....................    7,900            61
Lear Corporation*...................   21,000           756
Tower Automotive, Incorporated*.....   24,700           262
                                                   --------
    TOTAL AUTO COMPONENTS...........                  3,172
                                                   --------
AUTOMOBILES - 0.28%
Thor Industries, Incorporated.......    6,600           154
Winnebago Industries, Incorporated..    6,600           120
                                                   --------
    TOTAL AUTOMOBILES...............                    274
                                                   --------
DISTRIBUTORS - 0.13%
Brightpoint, Incorporated*..........   32,000           126
                                                   --------
    TOTAL DISTRIBUTORS..............                    126
                                                   --------
HOTELS RESTAURANTS & LEISURE - 4.28%
American Coin Merchandising*........   96,900           282
Boyd Gaming Corporation*............   21,700           102
Churchill Downs, Incorporated.......    4,400           136
IHOP Corporation*...................   24,100           499
Isle Capri Casinos, Incorporated*...   52,200           477
Mandalay Resort Group*..............   91,200         2,167
Pinnacle Entertainment,
  Incorporated*.....................   11,100           111
Prime Hospitality Corporation*......   17,500           180
Ryan's Family Steak Houses,
  Incorporated*.....................   17,100           205
                                                   --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE.......................                  4,159
                                                   --------
HOUSEHOLD DURABLES - 10.21%
American Greetings Corporation......   31,900           367
Centex Corporation..................    6,800           293
Clayton Homes, Incorporated.........   12,000           167
D.R. Horton, Incorporated...........   16,136           391
Furniture Brands International,
  Incorporated*.....................   33,400           757
KB Home.............................    9,400           284
Lennar Corporation..................   19,000           832
Libbey, Incorporated................      400            14
M.D.C. Holdings, Incorporated.......    4,510           194
M/I Schottenstein Homes,
  Incorporated......................   26,900         1,045
Meritage Corporation*...............    6,200           253
Mohawk Industries, Incorporated*....    8,000           261
Oneida Limited......................    2,600            42
Pulte Corporation...................   25,400         1,188
Ryland Group, Incorporated..........    4,400           209

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
Springs Industries, Incorporated....    5,000      $    223
Standard Pacific Corporation........   86,100         1,757
Topps, Incorporated*................  152,900         1,506
Westpoint Stevens, Incorporated.....   21,700           140
                                                   --------
    TOTAL HOUSEHOLD DURABLES........                  9,923
                                                   --------
INTERNET & CATALOG RETAIL - 0.08%
PC Connection, Incorporated*........    5,900            79
                                                   --------
    TOTAL INTERNET & CATALOG
      RETAIL........................                     79
                                                   --------
LEISURE EQUIPMENT & PRODUCTS - 4.08%
Activision, Incorporated*...........   33,500           913
Brunswick Corporation...............  114,600         2,299
Jakks Pac, Incorporated*............   14,600           209
Midway Games, Incorporated*.........   49,600           491
Sturm Ruger & Company,
  Incorporated......................    5,000            49
                                                   --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS......................                  3,961
                                                   --------
MEDIA - 0.38%
Media General, Incorporated.........    2,300           111
World Wrestling Federation
  Entertainment, Incorporated*......   18,800           256
                                                   --------
    TOTAL MEDIA.....................                    367
                                                   --------
MULTILINE RETAIL - 1.61%
Consolidated Stores Corporation*....   43,900           483
Ross Stores, Incorporated...........   34,800           765
Saks, Incorporated*.................   21,200           252
ShopKo Stores, Incorporated*........    8,500            68
                                                   --------
    TOTAL MULTILINE RETAIL..........                  1,568
                                                   --------
SPECIALTY RETAIL - 2.60%
Buckle, Incorporated*...............    6,200           126
Cato Corporation....................    5,200            92
Footstar, Incorporated*.............   10,500           383
Genesco, Incorporated*..............   14,200           406
Handleman Company*..................   16,100           182
Hughes Supply, Incorporated.........   13,000           197
United Rentals, Incorporated*.......   34,400           689
Wilsons Leather Experts,
  Incorporated*.....................    5,400           119
Zale Corporation*...................    9,900           330
                                                   --------
    TOTAL SPECIALTY RETAIL..........                  2,524
                                                   --------
TEXTILES & APPAREL - 1.16%
Kellwood Company....................   13,100           280
Liz Claiborne, Incorporated.........   10,500           516
Nautica Enterprises,
  Incorporated*.....................    8,500           156
Russell Corporation.................      500            10
Whitehall Jewellers,
  Incorporated*.....................   20,500           168
                                                   --------
    TOTAL TEXTILES & APPAREL........                  1,130
                                                   --------
    TOTAL CONSUMER DISCRETIONARY....                 27,283
                                                   --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - (CONTINUED)
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 2.82%
FOOD & DRUG RETAILING - 1.08%
Supervalu, Incorporated.............   76,600      $  1,047
                                                   --------
    TOTAL FOOD & DRUG RETAILING.....                  1,047
                                                   --------
FOOD PRODUCTS - 1.04%
IBP, Incorporated...................    3,300            53
Interstate Bakeries Corporation.....   28,800           404
Pilgrims Pride Corporation..........    7,200            76
RalCorp Holdings, Incorporated*.....   28,700           479
                                                   --------
    TOTAL FOOD PRODUCTS.............                  1,012
                                                   --------
PERSONAL PRODUCTS - 0.22%
Nu Skin Enterprises,
  Incorporated*.....................   29,200           216
                                                   --------
    TOTAL PERSONAL PRODUCTS.........                    216
                                                   --------
TOBACCO - 0.48%
Schweitzer Mauduit International,
  Incorporated......................    4,100            88
Universal Corporation...............    9,700           375
                                                   --------
    TOTAL TOBACCO...................                    463
                                                   --------
    TOTAL CONSUMER STAPLES..........                  2,738
                                                   --------
ENERGY - 2.97%
OIL & GAS - 2.97%
Berry Petroleum Company.............   12,200           146
Port Financial Corporation..........   11,900           221
Prize Energy Corporation*...........    1,200            25
Tesoro Petroleum Corporation*.......   21,700           323
Ultramar Diamond Shamrock...........   10,000           451
Valero Energy Corporation...........   16,900           814
Vintage Petroleum, Incorporated.....   44,100           911
                                                   --------
    TOTAL OIL & GAS.................                  2,891
                                                   --------
    TOTAL ENERGY....................                  2,891
                                                   --------
FINANCIALS - 14.52%
BANKS - 3.86%
American Financial Holdings,
  Incorporated......................   17,600           362
Berkshire Hill Bancorp,
  Incorporated......................   15,100           264
Citizens Banking Corporation of
  Michigan..........................   11,200           281
Colonial Bancgroup, Incorporated....   29,500           367
Community First Bankshares,
  Incorporated......................    8,600           181
Corus Bankshares, Incorporated......    5,200           267
Evertrust Financial Group,
  Incorporated......................   13,600           184
First Citizens Bancshares,
  Incorporated......................    4,400           415
First Midwest BanCorp,
  Incorporated......................   12,200           345
First Republic Bank of San
  Francisco*........................    2,475            54
1st Source Corporation..............    1,000            19

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
Klamath First Bancorp,
  Incorporated......................   16,300      $    218
MAF Bancorp, Incorporated...........    5,400           146
PFF Bancorp, Incorporated...........    2,500            54
Provident Financial Group,
  Incorporated......................    1,900            57
The Trust Company of New Jersey.....   10,800           193
Washington Federal, Incorporated....       50             1
Webster Financial Corporation of
  Waterbury.........................   10,200           325
Westcorp, Incorporated..............    1,200            22
                                                   --------
    TOTAL BANKS.....................                  3,755
                                                   --------
DIVERSIFIED FINANCIALS - 0.33%
Affiliated Managers Group,
  Incorporated*.....................    4,100           231
WFS Financial, Incorporated*........    4,300            88
                                                   --------
    TOTAL DIVERSIFIED FINANCIALS....                    319
                                                   --------
INSURANCE - 4.32%
American Financial Group,
  Incorporated......................    2,200            58
AmerUs Group Company................    9,100           291
Commerce Group, Incorporated........   19,500           672
Delphi Financial Group,
  Incorporated*.....................    6,072           193
Horace Mann Educators Corporation...   40,200           682
IPC Holdings Limited*...............    8,300           190
Mony Group, Incorporated............   22,700           798
National Western Life Insurance
  Company*..........................      900            95
Protective Life Corporation.........   36,900         1,104
State Auto Financial Corporation....    7,400           114
                                                   --------
    TOTAL INSURANCE.................                  4,197
                                                   --------
REAL ESTATE - 6.01%
Arden Realty, Incorporated..........   22,600           567
Boykin Lodging Company..............   10,100           118
Camden Property Trust...............   13,500           450
Catellus Development Corporation*...   10,400           169
Del Webb Corporation*...............    5,100           172
Dollar Thrifty Automotive Group*....   32,900           727
FelCor Lodging Trust,
  Incorporated......................    7,600           167
Glenborough Realty Trust,
  Incorporated......................   13,800           240
Interpool, Incorporated.............    8,800           122
Mack-Cali Realty Corporation........    6,600           177
Post Properties, Incorporated.......   25,600           944
Trammell Crow Company*..............   84,100           944
Trizec Hahn Corporation.............   31,600           490
Ventas, Incorporated................   48,500           428
Winston Hotels, Incorporated........   15,100           125
                                                   --------
    TOTAL REAL ESTATE...............                  5,840
                                                   --------
    TOTAL FINANCIALS................                 14,111
                                                   --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - (CONTINUED)
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
HEALTH CARE - 2.69%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.16%
Ocular Sciences, Incorporated*......      700      $     12
Thoratec Corporation*...............  121,422         1,115
                                                   --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES......................                  1,127
                                                   --------
HEALTH CARE PROVIDERS & SERVICES - 1.53%
Health Net, Incorporated*...........   33,900           730
Pacificare Health Systems*..........    3,100           110
Service Corporation
  International*....................   10,400            49
Stewart Enterprises,
  Incorporated*.....................   32,800           171
US Oncology, Incorporated*..........   48,301           432
                                                   --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES......................                  1,492
                                                   --------
    TOTAL HEALTH CARE...............                  2,619
                                                   --------
INDUSTRIALS - 19.88%
AEROSPACE & DEFENSE - 0.35%
GenCorp, Incorporated...............   14,800           178
Kaman Corporation...................    1,400            23
Triumph Group, Incorporated*........    3,400           143
                                                   --------
    TOTAL AEROSPACE & DEFENSE.......                    344
                                                   --------
BUILDING PRODUCTS - 0.68%
Dal-Tile International,
  Incorporated*.....................   11,400           170
Griffon Corporation*................    4,400            41
NCI Building Systems,
  Incorporated*.....................    9,800           118
Nortek, Incorporated*...............    4,900           137
Universal Fastener Products,
  Incorporated......................    9,100           149
Watsco, Incorporated................    3,600            47
                                                   --------
    TOTAL BUILDING PRODUCTS.........                    662
                                                   --------
COMMERCIAL SERVICES & SUPPLIES - 7.41%
C D I Corporation*..................   11,000           162
Deluxe Corporation..................   78,200         2,032
Encompass Services Corporation*.....   38,200           196
Galileo International,
  Incorporated......................    6,500           159
John H. Harland Company.............   21,500           467
Heidrick & Struggles International,
  Incorporated*.....................   29,200           737
Korn/Ferry International*...........   54,700           985
Mac Gray Corporation*...............   25,500            93
Mail-Well, Incorporated*............   25,200           121
McGrath Rentcorp....................      900            22
New England Business Service,
  Incorporated......................    2,100            39
Spherion Corporation*...............   34,200           279
Standard Register Company...........    7,000           113
United Stationers, Incorporated*....   16,100           458
Valassis Communications,
  Incorporated*.....................   35,300         1,248

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
Volt Informations Sciences,
  Incorporated*.....................    5,000      $     87
                                                   --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES......................                  7,198
                                                   --------
CONSTRUCTION & ENGINEERING - 0.31%
Mastec, Incorporated*...............   13,700           201
URS Corporation*....................    4,700           101
                                                   --------
    TOTAL CONSTRUCTION &
      ENGINEERING...................                    302
                                                   --------
ELECTRICAL EQUIPMENT - 1.71%
A O Smith Corporation...............    4,700            90
Ametek Aerospace Products,
  Incorporated......................    3,200            88
Asyst Technologies, Incorporated*...   10,100           187
Generale Cable Corporation..........   13,800           164
National Service Industries,
  Incorporated......................   13,400           323
SLI, Incorporated...................    1,400            10
Tecumseh Products Company...........   14,200           700
Wesco International,
  Incorporated*.....................   12,900            96
                                                   --------
    TOTAL ELECTRICAL EQUIPMENT......                  1,658
                                                   --------
INDUSTRIAL CONGLOMERATES - 0.43%
Gentek, Incorporated................    7,100            88
Standex International Corporation...    4,300           103
U.S. Industries, Incorporated.......   44,600           228
                                                   --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.................                    419
                                                   --------
MACHINERY - 4.40%
Albany International Corporation*...    8,052           160
Astec Industries, Incorporated*.....    6,700           127
Briggs & Stratton Corporation.......    5,900           239
Denison International PLC*..........   35,800           558
Graco, Incorporated.................    3,900           107
Harsco Corporation..................    6,300           178
JLG Industries, Incorporated........   24,000           295
Lincoln Electric Holdings,
  Incorporated......................   11,100           226
Manitowoc Company, Incorporated.....    4,600           127
Milacron, Incorporated..............   13,200           241
Mueller Industries, Incorporated*...   18,400           595
Nacco Industries, Incorporated......    2,200           149
Reliance Steele & Aluminum
  Company...........................    2,600            76
Terex Corporation*..................    7,300           143
Trinity Industries, Incorporated....   23,000           449
USEC, Incorporated..................   11,400            95
Wabash National Corporation.........   37,600           452
Watts Industries, Incorporated......    3,900            64
                                                   --------
    TOTAL MACHINERY.................                  4,281
                                                   --------
MARINE - 0.24%
Teekay Shipping Corporation.........    4,600           233
                                                   --------
    TOTAL MARINE....................                    233
                                                   --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - (CONTINUED)
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
ROAD & RAIL - 4.35%
Amerco*.............................    8,900      $    164
Arkansas Best Corporation*..........    2,600            51
Arnold Industries, Incorporated.....    6,100           109
CNF Transportation, Incorporated....   15,800           484
Kansas City Southern Industries,
  Incorporated*.....................   27,700           355
Roadway Express, Incorporated.......   10,600           259
Ryder Systems, Incorporated.........    8,000           158
Swift Transportation,
  Incorporated*.....................    3,900            71
US Freightways Corporation..........   66,300         1,738
Wabtec Corporation..................   16,900           226
Wisconsin Central Transportation
  Corporation*......................    6,800           109
Xtra Corporation*...................    5,600           284
Yellow Corporation*.................   12,200           222
                                                   --------
    TOTAL ROAD & RAIL...............                  4,230
                                                   --------
    TOTAL INDUSTRIALS...............                 19,327
                                                   --------
INFORMATION TECHNOLOGY - 8.03%
COMMUNICATIONS EQUIPMENT - 0.12%
Adtran, Incorporated*...............    3,300            90
Audiovox Corporation*...............    3,000            25
                                                   --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.....................                    115
                                                   --------
COMPUTERS & PERIPHERALS  - 1.18%
Creative Technology Limited.........   71,700           649
Iomega Corporation*.................  146,400           496
                                                   --------
    TOTAL COMPUTERS & PERIPHERALS...                  1,145
                                                   --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.58%
ACT Manufacturing, Incorporated*....    2,400            41
Avnet, Incorporated.................   30,000           765
Cohu, Incorporated..................   11,100           201
Kemet Corporation*..................   38,800           796
Pioneer Standard Electronics,
  Incorporated......................   17,400           209
Tech Data Corporation*..............    7,300           254
Woodward Governor Company...........    3,700           242
                                                   --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...................                  2,508
                                                   --------
INTERNET SOFTWARE & SERVICES - 0.26%
Viant Corporation*..................   95,700           248
                                                   --------
    TOTAL INTERNET SOFTWARE &
      SERVICES......................                    248
                                                   --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.94%
Credence Systems Corporation*.......    8,700           207
Cymer, Incorporated*................    6,000           197
Ess Technology, Incorporated*.......   23,200           160
Electroglas, Incorporated*..........    6,800           106
Fairchild Semiconductor
  International*....................   45,100           816

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
General Semiconductor,
  Incorporated*.....................   20,500      $    237
Kulicke & Soffa Industries,
  Incorporated*.....................    7,200           121
Lam Resh Corporation*...............    9,900           293
Silicon Storage Technology,
  Incorporated*.....................    3,900            38
Varian Semiconductor Equipment,
  Incorporated*.....................   15,100           688
                                                   --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS......................                  2,863
                                                   --------
SOFTWARE - 0.95%
Avant! Corporation*.................   10,400           203
Captaris, Incorporated*.............   19,500            41
JDA Software Group, Incorporated*...   38,200           572
THQ, Incorporated*..................    2,800           107
                                                   --------
    TOTAL SOFTWARE..................                    923
                                                   --------
    TOTAL INFORMATION TECHNOLOGY....                  7,802
                                                   --------
MATERIALS - 7.07%
CHEMICALS - 1.58%
Crompton Corporation................   15,800           160
Georgia Gulf Corporation............   10,200           187
International Specialty Products*...   22,500           201
NL Industries, Incorporated.........   16,600           249
Polyone Corporation.................   10,400            88
Solutia, Incorporated...............   33,700           428
Spartech Corporation................   12,200           220
                                                   --------
    TOTAL CHEMICALS.................                  1,533
                                                   --------
CONSTRUCTION MATERIALS - 1.61%
Centex Construction Products,
  Incorporated......................   10,500           300
Lafarge Corporation.................   27,000           911
Texas Industries, Incorporated......   11,600           356
                                                   --------
    TOTAL CONSTRUCTION MATERIALS....                  1,567
                                                   --------
CONTAINERS & PACKAGING - 0.78%
Ball Corporation....................    5,800           267
Caraustar Industries,
  Incorporated......................    4,000            32
Myers Industries, Incorporated......    3,450            52
Pactiv Corporation*.................   10,000           140
Rock Tenn Company...................    4,500            53
Silgan Holdings, Incorporated*......    4,300            59
Sonoco Products Company.............    7,100           159
                                                   --------
    TOTAL CONTAINERS & PACKAGING....                    762
                                                   --------
METALS & MINING - 1.98%
AK Steel Holdings Corporation.......   52,800           685
Allegheny Technologies,
  Incorporated......................   43,100           786
Commercial Metals Company...........    7,100           183
Quanex Corporation..................    4,700            97
Steel Dynamics, Incorporated*.......    7,600           109

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - (CONTINUED)
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
Worthington Industries,
  Incorporated......................    5,600      $     67
                                                   --------
    TOTAL METALS & MINING...........                  1,927
                                                   --------
PAPER & FOREST PRODUCTS - 1.12%
Buckeye Technologies,
  Incorporated*.....................   20,000           244
Georgia-Pacific Corporation.........   25,300           749
Glatfelter PH Company...............    4,600            66
Pope & Talbot, Incorporated.........    2,100            29
                                                   --------
    TOTAL PAPER & FOREST PRODUCTS...                  1,088
                                                   --------
    TOTAL MATERIALS.................                  6,877
                                                   --------
UTILITIES - 4.41%
ELECTRIC UTILITIES - 3.83%
CH Energy Group, Incorporated.......    5,100           225
Cleco Corporation...................    6,400           288
OGE Energy Corporation..............   41,000           904
R G S Energy Group, Incorporated....   45,400         1,689
UIL Holdings Corporation............   12,700           622
                                                   --------
    TOTAL ELECTRIC UTILITIES........                  3,728
                                                   --------
GAS UTILITIES - 0.58%
MDU Resource Group, Incorporated....    4,500           180
UGI Corporation.....................   14,600           386
                                                   --------
    TOTAL GAS UTILITIES.............                    566
                                                   --------
    TOTAL UTILITIES.................                  4,294
                                                   --------
    TOTAL COMMON STOCK..............                 87,942
                                                   --------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 27.35%
U.S. TREASURY BILLS - 1.76%
U.S. Treasury Bill, 4.45%, Due
  6/14/2001 (Note A)...............   $ 1,720     $  1,711
                                                  --------
    TOTAL U.S. TREASURY BILLS......                  1,711
                                                  --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 25.59%
American Select Cash Reserve
  Fund..........................  20,423,594     20,424
AMR Investments Enhanced Yield
  Business Trust................   4,449,386      4,449
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 24,873
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 26,584
                                               --------
    TOTAL INVESTMENTS - 117.81%
      (COST $105,296)...........                114,526
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (17.81%).............                (17,316)
                                               --------
TOTAL NET ASSETS - 100%.........               $ 97,210
                                               ========

---------------

Based on the cost of investments of $105,298 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $12,651, the aggregate gross unrealized depreciation was $3,423, and the net unrealized appreciation of investments was $9,228.

(A)At April 30, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:

* - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 90.50%
AUSTRALIA COMMON STOCK - 3.37%
Australia & New Zealand
  Banking Group..............    1,456,861   $   10,425
Cable and Wireless Optus,
  144A (Note A)..............    1,407,803        2,554
CSR Limited..................    1,850,000        5,055
Iluka Resources..............      360,594          906
Mayne Nickless Limited.......      965,000        3,152
News Corporation Preferred
  Rights.....................      345,000        2,784
QBE Insurance Group
  Limited....................    1,787,918       10,319
WMC Limited..................      785,000        3,773
                                             ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                    38,968
                                             ----------
AUSTRIA - 0.71%
PREFERRED STOCK - 0.36%
Bayer Hypo Vereins AG........       76,000        4,212
                                             ----------
    TOTAL AUSTRIA PREFERRED
      STOCK..................                     4,212
                                             ----------
COMMON STOCK - 0.35%
Boehler-Uddeholm.............       34,505        1,359
Evn Energie-Versorgung
  Niederoesterreich AG.......       13,380          396
VA Technologie AG, 144A (Note
  A).........................       11,000          366
Wienerberger Baust...........       97,000        1,902
                                             ----------
    TOTAL AUSTRIA COMMON
      STOCK..................                     4,023
                                             ----------
    TOTAL AUSTRIA............                     8,235
                                             ----------
CANADA COMMON STOCK - 2.56%
Alcan Aluminum Limited.......      125,000        5,561
BCE, Incorporated............      215,420        5,382
Canadian National Railway
  Company....................      101,300        4,022
Canadian Natural Resources
  Limited....................       33,037        1,029
Husky Energy Incorporated....      240,000        2,484
Manulife Financial
  Corporation................      278,057        7,006
Transcanada Pipelines
  Limited....................      351,000        4,152
                                             ----------
    TOTAL CANADA COMMON
      STOCK..................                    29,636
                                             ----------
DENMARK COMMON STOCK - 0.17%
Tele Danmark AS..............       52,000        1,977
                                             ----------
    TOTAL DENMARK COMMON
      STOCK..................                     1,977
                                             ----------
FINLAND COMMON STOCK - 2.10%
Enso-Gutzeit OY, "R".........      212,000        2,387
Konecranes International.....       96,000        3,064
Metsa-Serla OY, "B"..........      100,000          749
Metso OYJ....................      160,564        1,624
Nordic Baltic Holdings.......      442,300        2,647

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
UPM-Kymmene OY...............      442,770   $   13,877
                                             ----------
    TOTAL FINLAND COMMON
      STOCK..................                    24,348
                                             ----------
FRANCE COMMON STOCK - 8.32%
Alcatel Alsthom CG...........       25,000          813
Aventis SA...................      343,847       26,612
Axa SA.......................       96,046       11,324
Banque Nationale de Paris....      136,070       12,087
BIC SA.......................       95,420        3,653
Lagardere S.C.A. ............       86,800        5,040
Michelin (CGDE)..............       57,500        1,907
Pechiney SA..................       51,800        2,723
Saint Gobain.................       19,484        2,936
Suez Lyonn Eaux..............       25,800        3,811
Total Fina...................      147,339       21,945
Vivendi Universal SA.........       48,625        3,365
                                             ----------
    TOTAL FRANCE COMMON
      STOCK..................                    96,216
                                             ----------
GERMANY COMMON STOCK - 6.67%
Allianz AG...................       17,625        5,070
BASF AG......................       57,000        2,450
BAYER AG.....................       90,000        3,790
Bayer Hypo Vereins...........      153,700        8,568
Boss (Hugo) AG...............       22,550        6,789
Depfa DT Pfander.............       75,390        5,013
Duetsche Post AG.............      166,000        2,829
E. On AG.....................      331,325       16,669
Fresenius Medical Care AG....       32,550        1,530
Gehe AG......................      118,800        4,739
Krones AG....................      105,000        3,770
Merck KGAA...................       94,000        3,283
Muenchener Rueckversicherung
  AG, DEM 10.................       13,676        3,897
Muenchener Rueckversicherung
  AG, DEM 5..................          293           21
Thyssen Krupp AG.............      120,700        1,876
Volkswagen AG................       78,500        3,897
Vossloh AG...................      138,145        2,915
                                             ----------
    TOTAL GERMANY COMMON
      STOCK..................                    77,106
                                             ----------
HONG KONG COMMON STOCK - 2.72%
Cheung Kong Holdings
  Limited....................      330,000        3,671
Henderson Land Development
  Company....................    1,142,000        5,243
Hong Kong Electric Holdings..    1,685,900        5,750
Huaneng Power International..    9,286,000        5,358
Hutchinson Whampoa Limited...      165,000        1,772
South China Morning Post.....    7,133,000        4,550
Swire Pacific................      918,200        5,063
                                             ----------
    TOTAL HONG KONG COMMON
      STOCK..................                    31,407
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
IRELAND COMMON STOCK - 1.95%
Allied Irish Banks...........      880,480   $    9,679
Elan Corporation PLC.........       78,800        3,952
Greencore Group..............    1,377,830        3,164
Jefferson Smurfit............    3,112,022        5,794
                                             ----------
    TOTAL IRELAND COMMON
      STOCK..................                    22,589
                                             ----------
ITALY COMMON STOCK - 2.95%
Alleanza Assicuraz...........      242,100        3,063
BCA Naz Del Lavoro...........    1,030,000        3,278
Eni SPA......................    2,352,195       16,100
Sao Paolo Imi SPA............      219,980        3,072
STET Telecom Italia..........      777,970        8,642
                                             ----------
    TOTAL ITALY COMMON
      STOCK..................                    34,155
                                             ----------
JAPAN COMMON STOCK - 14.18%
Best Denki Company...........      300,000        1,360
Canon, Incorporated..........      368,000       14,448
Circle K Japan Company.......      160,300        4,684
Fujitsu......................      430,000        5,917
Hitachi Limited..............      681,000        6,604
Kanamoto Company.............      310,000        1,355
KAO Corporation..............      245,000        6,227
Komatsu......................      711,000        4,029
Makita Corporation...........      105,000          674
Matsushita Electric
  Industrial Company.........      164,000        2,735
Matsuzakaya Company..........      500,000        1,295
Mizuho Holdings..............          729        4,491
Namco........................      231,900        4,543
NEC Corporation..............       76,000        1,387
Nikko Securities Company
  Limited....................      364,000        3,094
Nintendo Company Limited.....       84,900       13,676
Nippon Telephone & Telegraph
  Company....................          600        3,813
Nissan Motor Company.........    1,281,000        8,783
Nomura Securities............      300,000        6,338
NTT Mobile Communication.....          309        6,353
Okumura Corporation..........      700,000        2,935
Orix Corporation.............       29,900        2,612
Promise Company Limited......       56,800        4,644
Sankyo Company...............      283,000        5,910
Sanyo Shinpan Finance
  Company....................      113,100        4,486
Shohkoh Fund and Company
  Limited....................       38,010        5,695
Sony Corporation.............      166,800       12,476
Sumitomo Mitsui Banking
  Corporation................      403,800        3,772
Sumitomo Trust & Banking.....      412,000        2,798
Takefuji Corporation.........       98,800        7,742
TDK Corporation..............       24,300        1,412
Welfide......................      457,000        3,947
Yamanouchi Pharmaceutical
  Company Limited............       72,000        1,993

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Yasuda Fire and Marine
  Insurance Company..........      288,000   $    1,762
                                             ----------
    TOTAL JAPAN COMMON
      STOCK..................                   163,990
                                             ----------
LUXEMBOURG COMMON STOCK - 0.22%
Stolt-Nielsen SA, "B"........      152,000        2,533
                                             ----------
    TOTAL LUXEMBOURG COMMON
      STOCK..................                     2,533
                                             ----------
MALAYSIA COMMON STOCK - 0.16%
Golden Hope Plantations
  BHD........................    2,383,053        1,894
                                             ----------
    TOTAL MALAYSIA COMMON
      STOCK..................                     1,894
                                             ----------
MEXICO COMMON STOCK - 0.52%
America Movil S.A. de C.V....      104,000        1,914
Industrias Penoles...........      430,000          507
Telmex ADR...................      104,000        3,598
                                             ----------
    TOTAL MEXICO COMMON
      STOCK..................                     6,019
                                             ----------
NETHERLANDS COMMON STOCK - 6.21%
ABM Ambro Holdings NV........      284,100        5,717
Akzo Nobel NV................      400,396       16,666
CNH Global NV................      240,000        1,385
Ing Groep NV.................      280,069       19,111
Kon KPN NV...................      338,000        4,129
Philips Electronics NV.......      679,177       19,936
Vedior NV....................      106,125        1,082
Wolters Kluwer...............      138,300        3,823
                                             ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    71,849
                                             ----------
NEW ZEALAND COMMON STOCK - 1.31%
Carter Holt Harvey Limited...    1,205,889          910
Fisher & Paykel Limited......      880,000        3,156
Fletcher Building Limited....    2,134,654        2,068
Telecom Corporation of New
  Zealand....................    3,363,162        9,054
                                             ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                    15,188
                                             ----------
NORWAY COMMON STOCK - 1.43%
DNB Holdings, AS.............      810,000        3,555
Kvaerner Industries AS,
  Series A...................      349,877        2,572
Norsk Hydro AS...............       90,000        3,921
Nycomed AS, Series B.........      324,320        2,455
Telenor AS...................      860,800        4,033
                                             ----------
    TOTAL NORWAY COMMON
      STOCK..................                    16,536
                                             ----------
PORTUGAL COMMON STOCK - 0.91%
Electric De Portugal.........    1,224,200        3,322
Portugal Telecom.............      739,730        7,175
                                             ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                    10,497
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
SINGAPORE COMMON STOCK - 2.34%
Development Bank of Singapore
  Group Holdings.............      540,795   $    4,721
Creative Technology..........      453,100        4,179
Overseas Chinese Bank........      547,650        3,307
United OverSeas Bank.........    2,234,225       14,842
                                             ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                    27,049
                                             ----------
SPAIN COMMON STOCK - 4.08%
Banco Popular Espanol........       84,000        2,997
Endesa SA....................      279,245        4,701
Iberdrola SA.................      200,357        2,954
NH Hoteles SA................      120,179        1,597
Repsol SA (RG)...............      857,740       15,893
Telefonica de Espana.........    1,128,538       19,090
                                             ----------
    TOTAL SPAIN COMMON
      STOCK..................                    47,232
                                             ----------
SOUTH KOREA COMMON STOCK - 0.57%
Hynix Semiconductor..........      340,000          874
Kookmin Bank GDR, 144A (Note
  A).........................      208,356        2,365
Korea Electric Power
  Corporation................       80,860        1,397
LG Electronics,
  Incorporated...............      182,000        1,935
                                             ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     6,571
                                             ----------
SWEDEN COMMON STOCK - 2.97%
Assidoman AB, 144A (Note
  A).........................       72,800        1,602
Astrazeneca..................       27,847        1,301
Autoliv, Incorporated........      125,000        2,495
Electrolux AB, "B"...........      770,510       12,716
Foreningssparbk..............      208,000        2,461
Investor AB..................      436,000        5,327
Stora Enso OY, Series A......       62,062          695
Stora Enso OY, Series R......      152,602        1,722
Svedala Industries, "A"
  Free.......................      180,000        3,119
Volvo AB.....................      170,000        2,855
                                             ----------
    TOTAL SWEDEN COMMON
      STOCK..................                    34,293
                                             ----------
SWITZERLAND COMMON STOCK - 5.57%
ABB AG.......................       90,586        6,527
Clariant.....................       12,700        3,507
Geberit International AG.....       14,046        3,676
Novartis AG..................        4,558        7,083
Roche Holdings AG............          411        2,952
Saurer AG....................        7,932        3,338
Schweitz Ruckversiche........        2,500        4,921
Sig Schweitz Industries AG...      107,680       11,730
Sulzer AG....................       10,750        6,259
Zurich Financial Services
  Group......................       40,429       14,379
                                             ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    64,372
                                             ----------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
UNITED KINGDOM - 18.51%
Alliance and Lei PLC.........      779,700   $    8,913
Allied Domecq PLC............    1,646,884       10,084
BAA PLC......................      645,750        5,673
BAE Systems, PLC.............    3,482,353       16,492
BG Group PLC.................      470,587        1,852
BP Amoco.....................      870,930        7,813
British American Tobacco
  Industries PLC.............      429,775        3,487
British Energy PLC...........      538,750        2,366
British Telecommunications...    1,151,323        9,192
Cadbury Schweppes............      609,020        3,755
Celltech Group...............      559,618        9,688
Chubb PLC....................    2,303,042        5,437
Commercial Union PLC.........      279,100        3,874
Diageo.......................      487,743        5,129
GKN PLC......................      131,600        1,420
Great Universal Stores PLC...      710,830        5,487
Hanson PLC...................    2,029,670       13,751
HSBC Holdings PLC............      558,465        7,359
Imperial Chemical Industries
  PLC........................      412,000        2,440
Innogy Holdings..............      460,000        1,357
Invensys.....................    1,973,908        4,138
Kidde PLC....................      715,000          665
Lattice Group................      470,587          879
Lloyds TSB Group PLC.........      613,919        6,382
Marks & Spencer..............      500,000        1,917
National Grid Group PLC......      631,300        4,832
National Power PLC...........      460,000        1,979
Northern Foods PLC...........    1,000,000        1,752
PowerGen PLC.................      473,000        4,832
Prudential Corporation.......      285,865        3,346
Reed International PLC.......      393,350        3,900
Rolls Royce Vickers LTD......      700,000        2,133
Royal Bank of Scotland PLC...      181,324        4,200
Safeway PLC..................      709,677        3,270
Shell Transportation &
  Trading Company PLC........      535,000        4,467
Smiths Industries............      681,500           --
Smiths Industries PLC........      693,880        8,280
Stagecoach Holdings..........    1,370,000        1,152
Tesco PLC....................    2,141,700        7,661
Tomkins......................    1,445,538        3,237
Unilever PLC.................    1,927,918       14,565
United Business Media PLC....      322,024        3,350
United Business Media PLC....      455,892        1,598
                                             ----------
    TOTAL UNITED KINGDOM.....                   214,104
                                             ----------
    TOTAL STOCKS.............                 1,046,764
                                             ----------
SHORT TERM INVESTMENTS - 25.06%
American Select Cash Reserve
  Fund.......................  232,769,687      232,770

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
AMR Investments Enhanced
  Yield Business Trust.......   57,040,302   $   57,040
                                             ----------
    TOTAL SHORT TERM
      INVESTMENTS............                   289,810
                                             ----------
TOTAL INVESTMENTS - 115.56%
  (COST $1,307,199)..........                 1,336,574
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (15.56%)..........                  (179,975)
                                             ----------
TOTAL NET ASSETS - 100%......                $1,156,599
                                             ==========

---------------

Based on the cost of investments of $1,311,305 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $424,946, the aggregate gross unrealized depreciation was $399,677, and the net unrealized appreciation of investments was $25,269.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,886 or .60% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY INDUSTRY DIVERSIFICATION
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    12.25%
Consumer Staples............................................     5.27%
Energy......................................................     5.97%
Finance.....................................................    24.32%
Healthcare..................................................     6.80%
Industrials.................................................    11.78%
Information Technology......................................     3.08%
Materials...................................................     7.75%
Private Placement...........................................     0.21%
Telecommunication Services..................................     7.35%
Utilities...................................................     5.72%
Short-Term Investments......................................    25.06%
Other Assets................................................   (15.56%)
                                                               -------
          NET ASSETS........................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 26.79%
U.S. TREASURY BONDS - 7.37%
10.75%, Due 2/15/2003.......................................  $     2,300     $  2,551
8.125%, Due 8/15/2019.......................................        1,490        1,860
8.75%, Due 8/15/2020........................................          700          928
6.875%, Due 8/15/2025.......................................          500          561
6.125%, Due 11/15/2027......................................        1,720        1,767
6.25%, Due 5/15/2030........................................          500          527
5.375%, Due 2/15/2031.......................................          500          472
                                                                              --------
    TOTAL U.S. TREASURY BONDS...............................                     8,666
                                                                              --------
U.S. TREASURY NOTES - 19.42%
5.75%, Due 8/15/2003........................................        2,860        2,942
5.875%, Due 11/15/2004......................................          400          414
6.75%, Due 5/15/2005........................................        6,695        7,158
5.75%, Due 11/15/2005.......................................          540          559
5.625%, Due 2/15/2006.......................................        1,500        1,545
6.625%, Due 5/15/2007.......................................        3,075        3,315
6.125%, Due 8/15/2007.......................................          400          421
6.00%, Due 8/15/2009........................................        1,500        1,564
5.75%, Due 8/15/2010........................................        4,805        4,926
                                                                              --------
    TOTAL U.S. TREASURY NOTES...............................                    22,844
                                                                              --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                    31,510
                                                                              --------
U.S. AGENCY OBLIGATIONS - 5.81%
Federal Home Loan Bank, 7.25%, Due 5/15/2003................          500          524
Federal Home Loan Bank, 7.375%, Due 2/12/2010...............        1,000        1,093
Federal Home Loan Mortgage Corporation, 6.25%, Due
  7/15/2004.................................................        2,500        2,583
Federal National Mortgage Association, 6.625%, Due
  9/15/2009.................................................        2,000        2,085
Federal National Mortgage Association, 7.25%, Due
  5/15/2030.................................................          500          549
                                                                              --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                     6,834
                                                                              --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 26.00%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.77%
Gold Pool #G10791, 6.00%, Due 3/1/2013......................          912          911
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                       911
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.22%
Pool #439957, 6.00%, Due 11/1/2013..........................          977          972
Pool #323788, 6.50%, Due 6/1/2014...........................          477          482
Pool #535213, 7.00%, Due 3/1/2015...........................          461          471
Pool #557390, 7.50%, Due 10/1/2015..........................        1,156        1,191
Pool #100292, 10.00%, Due 9/1/2018..........................          854          946
Pool #100293, 9.50%, Due 8/1/2029...........................          980        1,072
Pool #323908, 6.00%, Due 9/1/2029...........................          213          206
Pool #252805, 7.00%, Due 10/1/2029..........................          608          613
Pool #563569, 7.00%, Due 12/1/2030..........................        4,056        4,093
Pool #564592, 7.00%, Due 1/1/2031...........................          933          942
Pool #549511, 6.00%, Due 3/1/2031...........................        1,798        1,736
TBA, 6.00%..................................................        1,670        1,656
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    14,380
                                                                              --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.01%
Pool #780085, 11.50%, Due 8/15/2018.........................          524          588

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pool #342480, 7.50%, Due 12/15/2022.........................  $       405     $    417
Pool #358211, 7.00%, Due 6/15/2023..........................          417          424
Pool #001429, 7.50%, Due 10/20/2023.........................        1,457        1,494
Pool #351417, 7.00%, Due 1/15/2024..........................          449          455
Pool #354810, 7.50%, Due 4/15/2024..........................          422          434
Pool #404122, 8.00%, Due 7/15/2025..........................          512          531
Pool #405603, 7.00%, Due 4/15/2026..........................          392          397
Pool #426079, 7.50%, Due 5/15/2026..........................          469          481
Pool #430900, 7.50%, Due 7/15/2026..........................          466          478
Pool #780590, 6.50%, Due 2/15/2027..........................        1,558        1,550
Pool #002433, 8.00%, Due 5/20/2027..........................          418          431
Pool #780584, 7.00%, Due 6/15/2027..........................          950          961
Pool #002457, 7.50%, Due 7/20/2027..........................          436          444
Pool #780615, 6.50%, Due 8/15/2027..........................        1,484        1,475
Pool #780642, 7.00%, Due 9/15/2027..........................          548          554
Pool #780680, 6.50%, Due 11/15/2027.........................          463          460
Pool #462680, 7.00%, Due 4/15/2028..........................          469          475
Pool #780777, 7.00%, Due 4/15/2028..........................        1,112        1,125
Pool #486598, 6.50%, Due 10/15/2028.........................          497          494
Pool #487057, 6.50%, Due 3/15/2029..........................          468          465
Pool #544639, 7.50%, Due 11/15/2030.........................          217          222
Pool #003011, 7.50%, Due 12/20/2030.........................          931          950
                                                                              --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                    15,305
                                                                              --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                    30,596
                                                                              --------
CORPORATE OBLIGATIONS - 34.49%
FINANCIAL - 17.36%
Allstate Corporation, 7.20%, Due 12/1/2009..................          500          517
American General Corporation, 7.50%, Due 8/11/2010..........          350          373
Banc One Corporation, 8.00%, Due 4/29/2027..................          415          440
Bank of New York, Incorporated, 7.30%, Due 12/1/2009........          308          319
Chase Manhattan Corporation, 7.875%, Due 6/15/2010..........        1,000        1,083
Citicorp, 7.125%, Due 5/15/2006.............................          300          311
CitiGroup, Incorporated,
  6.75%, Due 12/1/2005......................................        1,000        1,036
  7.25%, Due 10/1/2010......................................          700          727
Country Home Loan, Incorporated, 6.85%, Due 6/15/2004.......          825          849
DaimlerChrysler North America,
  7.125%, Due 4/10/2003.....................................          550          564
  6.90%, Due 9/1/2004.......................................          500          512
EOP Operating Limited Partnership,
  7.375%, Due 11/15/2003, 144A (Note A).....................        1,075        1,110
  6.625%, Due 2/15/2005.....................................        1,000        1,002
FleetBoston Financial Corporation, 7.25%, Due 9/15/2005.....        1,000        1,051
Ford Motor Credit Corporation,
  7.375%, Due 10/28/2009....................................        1,000        1,022
  7.375%, Due 2/1/2011......................................          690          707
General Motors Acceptance Corporation, 6.75%, Due
  1/15/2006.................................................          980          990
Goldman Sachs Group, Incorporated, 7.80%, Due 1/28/2010.....        1,000        1,054
Mellon Bank National Association, 7.375%, Due 5/15/2007.....          500          528
Merrill Lynch and Company, Incorporated, 6.15%, Due
  1/26/2006.................................................          750          751

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Morgan Stanley Group, Incorporated,
  6.10%, Due 4/15/2006......................................  $       700     $    698
  6.75%, Due 4/15/2011......................................          420          418
Nisource Finance Corporation,
  7.50%, Due 11/15/2003, 144A (Note A)......................          650          675
  7.50%, Due 11/15/2003.....................................          250          259
  7.875%, Due 11/15/2010, 144A (Note A).....................          425          450
PNC Funding Corporation, 7.50%, Due 11/1/2009...............          720          753
Simon Property Group, Incorporated, 144A (Note A), 6.625%,
  Due 6/15/2003.............................................          500          501
Swiss Bank Corporation, 7.375%, Due 7/15/2015...............          500          524
US Bank, NA, 5.70%, Due 12/15/2008..........................          150          143
Wells Fargo and Company, 7.25%, Due 8/24/2005...............        1,000        1,053
                                                                              --------
    TOTAL FINANCIAL.........................................                    20,420
                                                                              --------
INDUSTRIAL - 12.33%
Anheuser Busch Companies, Incorporated, 5.125%, Due
  10/1/2008.................................................          500          473
AOL Time Warner, Incorporated, 7.625%, Due 4/15/2031........          480          481
Atlantic Richfield Company,
  9.125%, Due 3/1/2012......................................          500          600
  8.50%, Due 4/1/2012.......................................          400          465
Cendant Corporation, 7.75%, Due 12/1/2003...................          500          504
Coca Cola Enterprises, Incorporated, 6.95%, Due
  11/15/2026................................................        1,000          971
Compaq Computers Corporation, 7.65%, Due 8/1/2005...........          330          333
Conoco, Incorporated, 6.95%, Due 4/15/2029..................        1,030        1,004
Corning, Incorporated, 6.85%, Due 3/1/2029..................          225          190
Federated Department Stores, Incorporated, 6.79%, Due
  7/15/2027.................................................        1,000        1,013
General Motors Corporation, 6.75%, Due 5/1/2028.............          500          452
John Deere Capital Corporation, 5.52%, Due 4/30/2004........        1,220        1,214
Kroger Company, 7.65%, Due 4/15/2007........................          700          734
Lockheed Martin Corporation,
  8.20%, Due 12/1/2009......................................          500          542
  7.20%, Due 5/1/2036.......................................        1,025        1,039
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................          500          513
Masco Services Corporation, 6.00%, Due 5/3/2004.............          620          618
May Department Stores, 10.625%, Due 11/1/2010...............          725          894
McDonalds Corporation, 6.375%, Due 1/8/2028.................          500          459
Norfolk Southern Corporation, 7.05%, Due 12/14/2009.........          510          526
Philip Morris Companies, Incorporated, 8.25%, Due
  10/15/2003................................................          500          532
Time Warner, Incorporated, 144A, 6.85%, Due 1/15/2026 (Note
  A)........................................................          715          728
Union Oil of California Corporation, 7.90%, Due 4/18/2008...          200          217
                                                                              --------
    TOTAL INDUSTRIAL........................................                    14,502
                                                                              --------
UTILITIES - 4.80%
AT & T Wireless Services, Incorporated, 144A, 8.75%, Due
  3/1/2031 (Note A).........................................          425          436
Consolidated Edison Company, 7.50%, Due 9/1/2010............          325          329
Dominion Resources, Incorporated, 6.00%, Due 1/31/2003......          580          584
Entergy Louisiana, Incorporated, 8.50%, Due 6/1/2003........        1,050        1,104
Progress Energy, Incorporated,
  6.55%, Due 3/1/2004.......................................          640          652
  7.10%, Due 3/1/2011.......................................          480          484
PSEG Power, LLC, 7.75%, Due 4/15/2011.......................          295          298
Qwest Capital Funding, Incorporated, 144A, 7.90%, Due
  8/15/2001 (Note A)........................................          500          526
Sprint Capital Corporation, 6.125%, Due 11/15/2008..........          800          736

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
WorldCom, Incorporated, 6.25%, Due 8/15/2003................  $       500     $    497
                                                                              --------
    TOTAL UTILITIES.........................................                     5,646
                                                                              --------
    TOTAL CORPORATE OBLIGATIONS.............................                    40,568
                                                                              --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 26.32%
American Select Cash Reserve Fund...........................   28,894,227       28,894
AMR Investments Enhanced Yield Business Trust...............    2,078,704        2,079
                                                                              --------
    TOTAL SHORT-TERM INVESTMENTS............................                    30,973
                                                                              --------
    TOTAL INVESTMENTS - 119.41% (COST $140,091).............                   140,481
                                                                              --------
    LIABILITIES, NET OF OTHER ASSETS - (19.41%).............                   (22,839)
                                                                              --------
    TOTAL NET ASSETS - 100%.................................                  $117,642
                                                                              ========

---------------

Based on the cost of investments of $140,091 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $1,047, the unrealized depreciation was $657, and the net unrealized appreciation of investments was $390.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,927 or 4.19% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation
TBA - To Be Announced

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 8.36%
Federal Home Loan Mortgage Corporation, 6.50%, Due
  11/15/2005................................................  $    3,000      $ 3,132
Federal Home Loan Mortgage Corporation, 5.95%, Due
  1/19/2006.................................................       2,700        2,759
                                                                              -------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                    5,891
                                                                              -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 17.35%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.11%
5.25%, Due 2/13/2004........................................       5,000        5,035
REMIC, M H-1 A, 10.15%, Due 4/15/2006.......................           6            6
Pool #E44213, 7.00%, Due 1/1/2008...........................       2,024        2,083
                                                                              -------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                    7,124
                                                                              -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.24%
Pool #050763, 7.00%, Due 7/1/2008...........................         901          926
Pool #050952, 6.50%, Due 12/1/2008..........................       1,907        1,941
Pool #313430, 6.50%, Due 3/1/2012...........................       2,200        2,232
                                                                              -------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    5,099
                                                                              -------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   12,223
                                                                              -------
CORPORATE OBLIGATIONS - 54.32%
FINANCIAL - 26.41%
Associates Corporation of North America, 6.375%, Due
  10/15/2002................................................       1,000        1,021
Bank of America Corporation,
  7.35%, Due 4/3/2002.......................................         350          358
  6.625%, Due 6/15/2004.....................................       1,000        1,028
Citigroup, Incorporated, 6.75%, Due 12/1/2005...............       1,000        1,037
EOP Operating Limited Partnership, 144A, 6.375%, Due
  1/15/2002 (Note A)........................................       1,000        1,008
FleetBoston Financial Corporation, 7.25%, Due 9/15/2005.....       1,000        1,051
Ford Motor Credit Company,
  8.20%, Due 2/15/2002......................................         500          513
  7.50%, Due 6/15/2003......................................       1,000        1,039
General Motors Acceptance Corporation, 5.48%, Due
  12/16/2002................................................       1,000        1,000
Goldman Sachs Group, 144A, 7.125%, Due 3/1/2003 (Note A)....       1,000        1,025
Mellon Financial Company, 5.75%, Due 11/15/2003.............       1,500        1,515
Merrill Lynch and Company, Incorporated, 6.00%, Due
  2/12/2003.................................................       1,100        1,120
Morgan Stanley Group, Incorporated, 6.375%, Due 8/1/2002....       1,000        1,018
Sanwa Business Credit Corporation, 144A, 7.25%, Due
  9/15/2001 (Note A)........................................         195          197
Sears Roebuck Acceptance Corporation,
  7.13%, Due 6/26/2001......................................         400          402
  6.00%, Due 3/20/2003......................................       1,000        1,004
Simon Property Group, Incorporated, 144A, 6.625%, Due
  6/15/2003 (Note A)........................................       1,200        1,203
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000        1,040
Weingarten Realty Investments, 7.23%, Due 7/18/2002.........       1,000        1,002
Wells Fargo and Company, Incorporated, 6.625%, Due
  7/15/2004.................................................       1,000        1,031
                                                                              -------
    TOTAL FINANCIAL.........................................                   18,612
                                                                              -------
INDUSTRIAL - 19.54%
Cendant Corporation, 7.75%, Due 12/1/2003...................       1,590        1,602
DaimlerChrysler North America, 6.90%, Due 9/1/2004..........       1,000        1,023
Fort James Corporation, 8.375%, Due 11/15/2001..............       3,000        3,037
Fred Meyer, Incorporated, 7.15%, Due 3/1/2003...............       1,000        1,035
Occidental Petroleum Corporation, 6.75%, Due 11/15/2002.....       2,500        2,548
Philip Morris Companies, Incorporated, 7.25%, Due
  1/15/2003.................................................       1,500        1,545
Union Oil Company of California, 6.375%, Due 2/1/2004.......       1,880        1,920
Weyerhaeuser Company, 9.05%, Due 2/1/2003...................       1,000        1,059
                                                                              -------
    TOTAL INDUSTRIAL........................................                   13,769
                                                                              -------
UTILITY - 8.37%
Airtouch Communications, Incorporated, 7.00%, Due
  10/1/2003.................................................       1,000        1,036
Sprint Capital Corporation, 5.70%, Due 11/15/2003...........       1,000          988

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
TXU Corporation, 7.375%, Due 8/1/2001.......................  $    1,000      $ 1,006
U.S. West Communications, Incorporated, 6.375%, Due
  10/15/2002................................................       1,000        1,010
Verizon Communications, 6.50%, Due 4/15/2002................         850          867
Worldcom, Incorporated, 6.25%, Due 8/15/2003................       1,000          994
                                                                              -------
    TOTAL UTILITY...........................................                    5,901
                                                                              -------
    TOTAL CORPORATE OBLIGATIONS.............................                   38,282
                                                                              -------
ASSET-BACKED SECURITIES - 13.85%
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%, Due
  6/15/2007.................................................       1,000        1,026
Chemical Bank Master Credit Card Trust 1995-3 A, 6.23%,
  4/15/2005.................................................       1,000        1,020
Citibank Credit Card Master Trust 1998-3 A, 5.80%, Due
  2/7/2005..................................................       1,500        1,524
Countrywide Home Loans 2000-5 2 A2, 7.75%, Due 1/25/2003....         643          654
DaimlerChrysler Auto Trust,
  2000-D A3, 6.66%, Due 1/8/2005............................       1,000        1,030
  2000-B A4, 7.63%, Due 6/8/2005............................       1,000        1,054
Ford Credit Auto Owner Trust 2000-B A5, 7.07%, 4/15/2004....       2,000        2,068
Green Tree Lease Financial, LLC 1998-1 A4, 5.74%, Due
  1/20/2004.................................................         350          354
Residential Funding Securities II, Incorporated 2000-HI4
  AI2, 7.39%, Due 4/25/2011.................................       1,000        1,028
                                                                              -------
    TOTAL ASSET-BACKED SECURITIES...........................                    9,758
                                                                              -------

                                                                SHARES
                                                              ----------
SHORT-TERM INVESTMENTS - 7.45%
American Select Cash Reserve Fund...........................   5,252,251      $ 5,252
                                                                              -------
    TOTAL SHORT-TERM INVESTMENTS............................                    5,252
                                                                              -------
    TOTAL INVESTMENTS - 101.33% (COST $71,031)..............                   71,406
                                                                              -------
    LIABILITIES, NET OF OTHER ASSETS - (1.33)%..............                     (934)
                                                                              -------
    TOTAL NET ASSETS - 100%.................................                  $70,472
                                                                              =======

---------------

Based on the cost of investments of $ 71,031 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $ 749, the unrealized depreciation was $ 374 and the net unrealized appreciation of investments was $375.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,433 or 4.87% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                                                                         SHORT-
                                                                LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE      TERM
                                                    BALANCED      VALUE       VALUE        EQUITY           BOND          BOND
                                                    ---------   ---------   ---------   -------------   ------------   ----------
                                                                                   (IN THOUSANDS)
ASSETS:
   Investments in securities at value*............  $778,025    $832,904    $114,526     $1,336,574       $140,481      $71,406
   Cash, including foreign currency...............         -           -           -         12,381              -            -
   Unrealized appreciation on foreign currency
    contracts.....................................         -           -           -              2              -            -
   Dividends and interest receivable..............     4,496       1,117          67          4,561          1,705        1,054
   Reclaims receivable............................         -           -           -            211              -            -
   Receivable for Variation Margin on open futures
    contracts.....................................         -           -           -            382              -
   Receivable for investments sold................     3,255       1,122       2,806          7,082            649            -
   Other assets...................................         -           -           -              -              -            -
                                                    ---------   --------    --------     ----------       --------      -------
      TOTAL ASSETS................................   785,776     835,143     117,399      1,361,193        142,835       72,460
                                                    ---------   --------    --------     ----------       --------      -------
LIABILITIES:
   Payable for investments purchased..............     5,157       2,375       2,361            841          2,280        1,954
   Payable upon return of securities loaned.......    52,597      39,415      17,639        200,216         22,870            -
   Payable for variation margin on open...........       122         123          15
   Management and investment advisory fees payable
    (Note 2)......................................       541         556         144            955             29           12
   Accrued organization costs.....................         2           8           -              -              3            8
   Unrealized depreciation on foreign currency
    contracts.....................................         -           -           -          2,453              -            -
   Other liabilities..............................        60          65          30            128             11           14
                                                    ---------   --------    --------     ----------       --------      -------
      TOTAL LIABILITIES...........................    58,479      42,542      20,189        204,594         25,193        1,988
                                                    ---------   --------    --------     ----------       --------      -------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
 INTERESTS........................................  $727,297    $792,601    $ 97,210     $1,156,599       $117,642      $70,472
                                                    =========   ========    ========     ==========       ========      =======
* Cost of investments.............................  $712,767    $745,715    $105,296     $1,307,199       $140,091      $71,031

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
Statements of Operations
Six Months ended April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                               LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                                                    BALANCED     VALUE       VALUE        EQUITY           BOND          BOND
                                                    --------   ---------   ---------   -------------   ------------   ----------
                                                                                   (IN THOUSANDS)
INVESTMENT INCOME:
    Interest income...............................  $10,134     $   992     $   334      $  1,741         $2,576        $2,148
    Dividend income (net of foreign taxes of $49,
      $94, $2,043, $4 and $1 in Balanced, Large
      Cap Value, International Equity, Emerging
      Markets and Small Cap Value Portfolios,
      respectively)...............................    5,469       8,969         618        10,481              -             -
    Income derived from commission recapture (Note
      6)..........................................       13          36           4            96              -             -
    Income derived from securities lending, net
      (Note 5)....................................       62          47          21           362             18             -
                                                    -------     -------     -------      --------         ------        ------
        TOTAL INVESTMENT INCOME...................   15,678      10,044         977        12,680          2,594         2,148
                                                    -------     -------     -------      --------         ------        ------
EXPENSES:
    Management and investment advisory fees (Note
      2)..........................................    1,078       1,143         210         1,988            101            78
    Custodian fees................................      116         115           7           610              7             4
    Professional fees.............................       10           8           2            24              2             1
    Other expenses................................       26          21           6            21              4             1
                                                    -------     -------     -------      --------         ------        ------
        TOTAL EXPENSES............................    1,230       1,287         225         2,643            114            84
                                                    -------     -------     -------      --------         ------        ------
NET INVESTMENT INCOME.............................   14,448       8,757         752        10,037          2,480         2,064
                                                    -------     -------     -------      --------         ------        ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
    Net realized gain (loss) on:
      Investments.................................    8,413        (228)      4,779        41,791          1,042           102
      Foreign currency transactions...............        -           -           -       (21,913)             -             -
      Futures contracts...........................  (13,511)     (6,089)     (1,754)       (9,656)             -             -
    Change in net unrealized appreciation or
      (depreciation) of:
      Investments.................................   37,474      61,822       9,993       (32,749)           508         1,108
      Foreign currency contracts and
        translations..............................        -           -           -         4,035              -             -
      Futures contracts...........................    2,151         610         541         6,830              -             -
                                                    -------     -------     -------      --------         ------        ------
        NET GAIN (LOSS) ON INVESTMENTS............   34,527      56,115      13,559       (11,662)         1,550         1,210
                                                    -------     -------     -------      --------         ------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $48,975     $64,872     $14,311      $ (1,625)        $4,030        $3,274
                                                    =======     =======     =======      ========         ======        ======

                             See accompanying notes
--------------------------------------------------------------------------------

                              AMERICAN EAGLE LOGO

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        BALANCED                 LARGE CAP VALUE             SMALL CAP VALUE
                                                -------------------------   -------------------------   -------------------------
                                                SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                   ENDED                       ENDED                       ENDED
                                                 APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED
                                                   2001       OCTOBER 31,      2001       OCTOBER 31,      2001       OCTOBER 31,
                                                (UNAUDITED)      2000       (UNAUDITED)      2000       (UNAUDITED)      2000
                                                -----------   -----------   -----------   -----------   -----------   -----------
                                                                                 (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)...............  $   14,448    $   40,092    $    8,757    $   32,528     $    752      $  1,235
   Net realized gain (loss) on investments,
    futures contracts and foreign currency
    transactions..............................      (5,098)       (4,998)       (6,317)       15,085        3,025         1,208
   Change in net unrealized appreciation or
    depreciation of investments, futures
    contracts and foreign currency
    translations..............................      39,625           (68)       62,432       (41,854)      10,534         6,156
                                                ----------    ----------    ----------    ----------     --------      --------
      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS.............      48,975        35,026        64,872         5,759       14,311         8,599
                                                ----------    ----------    ----------    ----------     --------      --------
TRANSACTIONS IN INVESTORS' BENEFICIAL
 INTERESTS:
   Contributions..............................      41,040       254,079        31,389       156,932           --        34,901
   Withdrawals................................    (162,225)     (496,854)      (65,341)     (859,324)      (9,633)      (55,048)
                                                ----------    ----------    ----------    ----------     --------      --------

      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM TRANSACTIONS IN
        INVESTORS' BENEFICIAL INTERESTS.......    (121,185)     (242,775)      (33,952)     (702,392)      (9,633)      (20,147)
                                                ----------    ----------    ----------    ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS.........     (72,210)     (207,749)       30,920      (696,633)       4,678       (11,548)
                                                ----------    ----------    ----------    ----------     --------      --------
NET ASSETS:
   Beginning of period........................     799,507     1,007,256       761,681     1,458,314       55,466        67,014
                                                ----------    ----------    ----------    ----------     --------      --------
   END OF PERIOD..............................  $  727,297    $  799,507    $  792,601    $  761,681     $ 60,144      $ 55,466
                                                ==========    ==========    ==========    ==========     ========      ========
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
---------------------------------------------------------------------------------------------------------------------------------
RATIOS:
   Expenses to average net assets
    (annualized)..............................        0.34%         0.33%         0.34%         0.32%        0.58%         0.68%
   Net investment income to average net assets
    (annualized)..............................        4.01%         4.58%         2.30%         3.10%        1.93%         1.88%
   Portfolio turnover rate (not annualized)...          57%          121%           39%           58%          44%           63%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERNATIONAL EQUITY          INTERMEDIATE BOND            SHORT-TERM BOND
    -------------------------   -------------------------   -------------------------
    SIX MONTHS                  SIX MONTHS                  SIX MONTHS
       ENDED                       ENDED                       ENDED
     APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED
       2001       OCTOBER 31,      2001       OCTOBER 31,      2001       OCTOBER 31,
    (UNAUDITED)      2000       (UNAUDITED)      2000       (UNAUDITED)      2000
    -----------   -----------   -----------   -----------   -----------   -----------
                                     (IN THOUSANDS)
    $   10,037    $   28,013     $   2,480     $   6,842     $  2,064      $  4,557
        10,222       143,304         1,042       (12,767)         102        (1,218)
       (21,885)     (117,997)          508         8,440        1,108           497
    -----------   -----------    ---------     ---------     --------      --------
        (1,626)       53,320         4,030         2,515        3,274         3,836
    -----------   -----------    ---------     ---------     --------      --------
       459,247     1,485,799        86,472        46,108       14,789        16,783
      (469,746)   (1,712,523)      (13,595)     (261,316)      (9,677)      (32,884)
    -----------   -----------    ---------     ---------     --------      --------

       (10,499)     (226,724)       72,877      (215,208)       5,112       (16,101)
    -----------   -----------    ---------     ---------     --------      --------
       (12,125)     (173,404)       76,907      (212,693)       8,386       (12,265)
    -----------   -----------    ---------     ---------     --------      --------
     1,168,723     1,342,125        40,735       253,428       62,086        74,351
    -----------   -----------    ---------     ---------     --------      --------
    $1,156,598    $1,168,721     $ 117,642     $  40,735     $ 70,472      $ 62,086
    ===========   ===========    =========     =========     ========      ========
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
          0.47%         0.44%         0.28%         0.30%        0.27%         0.28%
          1.77%         1.93%         6.14%         6.65%        6.63%         6.92%
            12%           45%           91%          102%          85%           89%

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Intermediate Bond Portfolio and the AMR Investment Services Short-Term Bond Portfolio, (each a "Portfolio" and collectively the "Portfolios"). The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolios. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The International Equity Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Balanced, Large Cap Value, Small Cap Value and International Equity Portfolios may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the board of trade or exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Portfolio's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Portfolio so that the collateral's market value exceeds the carrying value of the repurchase agreement.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

  Deferred Organization Expenses

     Expenses incurred by the Balanced, Large Cap Value, International Equity, Intermediate Bond and Short-Term Bond Portfolios in connection with their organization are being amortized on a straight-line basis over a five-year period.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Portfolios to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolios will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Portfolios' net assets, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Portfolios have not adopted this pronouncement. The Portfolios expect that the impact of the adoption of this principle will not be material to the Financial Statements.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Balanced, Large Cap Value, Small Cap Value, International Equity and Intermediate Bond Portfolios ("Variable NAV Portfolios") are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced, Large Cap Value, Small Cap Value and International Equity Portfolios an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolios. The Manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Portfolio and pays a portion of their fee to the investment advisor hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Balanced Portfolio.................................  .225%-.70%     $1,078         $  718           $360
Large Cap Value Portfolio..........................  .225%-.70%      1,143            762            381
Small Cap Value Portfolio..........................  .50%-.66%         210            171             39
International Equity Portfolio.....................  .25%-.70%       1,988          1,420            568
Intermediate Bond Portfolio........................       .25%         101             39             62

     The Manager serves as the sole investment adviser to the Short-Term Bond Portfolio. Pursuant to the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Portfolio.

  Investment in Affiliated Funds

     The Portfolios may invest in the American Select Cash Reserve Fund (the "Reserve Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Reserve Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Reserve Fund are recorded as interest income in the accompanying financial statements.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2001, the cost of air transportation was not material to any of the Portfolios.

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2001 (excluding short-term investments) are as follows (in thousands):

                                                              LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                                                  BALANCED      VALUE       VALUE        EQUITY           BOND          BOND
                                                  PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                  ---------   ---------   ---------   -------------   ------------   ----------
Purchases.......................................  $389,753    $288,261     $60,932      $129,278        $141,102      $52,406
Proceeds from sales.............................  $492,724    $312,014     $29,919      $204,294        $ 70,794      $52,452

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the International Equity Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 2001, the Portfolio had outstanding forward foreign currency contracts as follows:

                                                                      SETTLEMENT             UNREALIZED
                        CONTRACTS TO RECEIVE                             DATE       VALUE    GAIN/(LOSS)
                        --------------------                          ----------   -------   -----------
                                              (AMOUNTS IN THOUSANDS)
    3,200  Australian Dollar........................................   05/09/01    $ 1,632     $   (26)
    5,000  Canadian Dollar..........................................   05/09/01      3,255           2
    8,000  Swiss Franc..............................................   05/09/01      4,613        (241)
   25,000  Euro Currency............................................   05/09/01     22,179      (1,089)
   10,000  Pound Sterling...........................................   05/09/01     14,302        (358)
1,750,000  Japanese Yen.............................................   05/09/01     14,179        (652)
   15,000  Swedish Krona............................................   05/09/01      1,463         (87)
                                                                                   -------     -------
Total contracts to receive (Payable amount $59,172).................               $61,623     $(2,451)
                                                                                   =======     =======

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place.

5.   SECURITIES LENDING

     The Portfolios participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolios receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolios also continue to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

of the loan will be for the account of the Portfolio. At April 30, 2001, the Portfolios had securities on loan as follows:

                                           MARKET VALUE OF
               PORTFOLIO                  SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
               ---------                  ------------------   -------------------   ---------------
Balanced................................     $ 51,188,572          $  482,995         $ 52,596,590
Large Cap Value.........................       37,522,528                  --           39,414,505
Small Cap Value.........................       16,848,302                  --           17,639,279
International Equity....................      199,646,447           9,284,314          200,215,629
Intermediate Bond.......................       22,551,093             238,245           22,869,685
Short-Term Bond.........................          767,943                  --              784,896

     The Custodian for each Portfolio invested the cash collateral in the AMR Investments Enhanced Yield Business Trust and the American Select Cash Reserve Fund (the "Funds").

     The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   COMMISSION RECAPTURE

     The Portfolios of the Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios.

7.   FUTURES CONTRACTS

     A Summary of obligations under these financial instruments at April 30, 2001 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
BALANCED PORTFOLIO:
  S&P 500 Index.........................................  Jun. 2001       108      $33,817,500     $2,151,255
LARGE CAP VALUE PORTFOLIO:
  S&P 500 Index.........................................  Jun. 2001       109       34,130,625      2,225,798
SMALL CAP VALUE PORTFOLIO:
  Russell 2000..........................................  Jun. 2001        37        9,013,200        380,175
INTERNATIONAL EQUITY PORTFOLIO:
  Hang Seng Index.......................................   May 2001        21        1,801,385         13,951
  Spain IBEX Index......................................   May 2001        34        2,952,796         26,181
  Sweden OMX Index......................................   May 2001       226        2,049,920         10,313
  Australia Allord Index................................  Jun. 2001        62        2,644,412         80,911
  Canada S&P Index......................................  Jun. 2001        71        4,253,993         26,248
  France CAC Index......................................  Jun. 2001       210       10,409,663        705,614
  Germany DAX Index.....................................  Jun. 2001        57        7,934,186        385,649
  Italy MIB Index.......................................  Jun. 2001        24        4,323,985        204,574
  Japan Nikkei 300 Index................................  Jun. 2001       955       21,367,381      1,488,039
  UK FTSE Index.........................................  Jun. 2001       231       19,817,659        741,319

--------------------------------------------------------------------------------

                              AMERICAN EAGLE LOGO

                    [AMERICAN AADVANTAGE MILEAGE FUNDS LOGO]
--------------------------------------------------------------------------------

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                         [GRAPHIC]                                                    [GRAPHIC]
                         BY E-MAIL:                                                ON THE INTERNET:
              american aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

--------------------------------------------------------------------------------


                         [GRAPHIC]                                                    [GRAPHIC]
                       BY TELEPHONE:                                                   BY MAIL:
                      Mileage Class(R)                                        American AAdvantage Funds
                    Call (800) 388-3344                                        P.O. Box 619003, MD 5645
                                                                              DFW Airport, TX 75261-9003

FUND SERVICE PROVIDERS:


   CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
   STATE STREET BANK AND TRUST   NATIONAL FINANCIAL DATA SERVICES   ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
   Boston, Massachusetts         Kansas City, Missouri              Dallas, Texas          Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Mileage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

American Airlines is not responsible for investments made in the American AAdvantage Mileage Funds. American AAdvantage Mileage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Mileage Fund, American AAdvantage Large Cap Value Mileage Fund and American AAdvantage Small Cap Value Mileage Fund, American AAdvantage International Equity Mileage Fund, American AAdvantage Intermediate Bond Mileage Fund and American AAdvantage Short-Term Bond Mileage Fund are service marks of AMR Investment Services, Inc.